Exhibit 99.2

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
Domestic Asset Management Products	15
International Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
Domestic Mutual Fund Performance and Lipper Ranking	34
Exhibit B
Return on Equity	43
Exhibit C
Disclosed Items	45
Exhibit D
Prior Statistical Supplement Reconciliation Tables	49

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Consolidated Results

Ameriprise Financial, Inc.

Highlights

Second Quarter 2009

								Prior Year Comparisons
(in millions, except earnings per share amounts,						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
headcount and as otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%

Management Targets
Net revenue growth: Target 6 - 8%	(8.6)%	(22.8)%	(40.8)%	(13.7)%	(4.6)%	(5.4)%	(9.2)%	4.0%		(3.8)%		9.1%
Return on equity: Target 12 - 15%	11.2%	7.9%	(0.5)%	(1.4)%	(3.1)%	11.2%	(3.1)%	(14.3)%		(14.3)%		(1.7)%
Earnings per diluted share growth: Target 12 - 15%	14.8%	(138.6)%	(256.5)%	(29.3)%	(55.9)%	17.4%	(43.4)%	(70.7)%		(60.9)%		(26.6)%

Margins
Pretax income (loss) margin (1)	11.8%	(10.8)%	(50.1)%	7.8%	6.1%	10.7%	6.9%	(5.7)%		(3.8)%		(1.7)%
Net income (loss) attributable to Ameriprise Financial margin (1)	10.7%	(4.3)%	(27.6)%	7.6%	5.1%	10.1%	6.3%	(5.6)%		(3.8)%		(2.5)%

Earnings Per Share
Basic earnings (loss) per share	$0.94	$(0.32)	$(1.69)	$0.58	$0.41	$1.77	$1.00	$(0.53)	(56)%	$(0.77)	(44)%	$(0.17)	(29)%
Earnings (loss) per diluted share	$0.93	$(0.32)	$(1.69)	$0.58	$0.41	$1.75	$0.99	$(0.52)	(56)%	$(0.76)	(43)%	$(0.17)	(29)%

Share Information
Total common outstanding	218.9	216.6	216.5	219.1	255.0	218.9	255.0	36.1	16%	36.1	16%	35.9	16%
Nonforfeitable restricted stock units	2.0	2.0	1.9	4.6	4.2	2.0	4.2	2.2	#	2.2	#	(0.4)	(9)%
Total potentially dilutive	2.7	2.9	2.1	0.7	1.4	2.7	1.4	(1.3)	(48)%	(1.3)	(48)%	0.7	#
Total diluted shares	223.6	221.5	220.5	224.4	260.6	223.6	260.6	37.0	17%	37.0	17%	36.2	16%

Weighted average common shares outstanding
Basic	223.2	219.1	218.5	222.3	228.8	225.8	225.6	5.6	3%	(0.2)	0%	6.5	3%
Diluted	226.0	221.7	220.3	223.5	230.0	228.8	226.8	4.0	2%	(2.0)	(1)%	6.5	3%

Metrics
Ameriprise Financial shareholders equity - end of period	$7,314	$6,717	$6,178	$6,384	$8,110	$7,314	$8,110	$796	11%	$796	11%	$1,726	27%
Total client assets	275,473	253,431	241,363	231,298	258,393	275,473	258,393	(17,080)	(6)%	(17,080)	(6)%	27,095	12%
Total financial advisors	11,521	11,433	12,486	12,466	12,508	11,521	12,508	987	9%	987	9%	42	0%
Net revenue per financial advisor (in thousands)	$77	$62	$47	$58	$63	$158	$121	$(14)	(18)%	$(37)	(23)%	$5	9%

Owned, Managed, and Administered Assets (in billions)
Owned	$36.9	$34.4	$31.7	$29.6	$32.5	$36.9	$32.5	$(4.4)	(12)%	$(4.4)	(12)%	$2.9	10%
Managed
External clients	281.3	241.1	209.4	196.4	222.2	281.3	222.2	(59.1)	(21)%	(59.1)	(21)%	25.8	13%
Owned	59.9	57.2	55.5	56.9	62.8	59.9	62.8	2.9	5%	2.9	5%	5.9	10%
Total managed	341.2	298.3	264.9	253.3	285.0	341.2	285.0	(56.2)	(16)%	(56.2)	(16)%	31.7	13%
Administered	65.6	60.8	75.5	71.1	79.8	65.6	79.8	14.2	22%	14.2	22%	8.7	12%
Total OMA assets	$443.7	$393.5	$372.1	$354.0	$397.3	$443.7	$397.3	$(46.4)	(10)%	$(46.4)	(10)%	$43.3	12%

Dividends paid	$34	$37	$38	$37	$38	$68	$75	$4	12%	$7	10%	$1	3%
Common stock share repurchases	$250	$94	$—	$—	$—	$520	$—	$(250)	#	$(520)	#	$—	—

Debt to total capital	21.6%	23.6%	24.7%	23.1%	23.1%	21.6%	23.1%	1.5%		1.5%		—
Debt to total capital excluding non-recourse debt	21.5%	22.9%	24.1%	22.4%	22.2%	21.5%	22.2%	0.7%		0.7%		(0.2)%
Debt to total capital excluding non-recourse debt and 75% equity credit	17.4%	18.6%	19.8%	19.3%	19.9%	17.4%	19.9%	2.5%		2.5%		0.6%

(1)  See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$891	$712	$582	$729	$788	$1,827	$1,517	$(103)	(12)%	$(310)	(17)%	$59	8%
Asset Management	364	305	265	248	285	719	533	(79)	(22)%	(186)	(26)%	37	15%
Annuities	494	336	310	492	562	972	1,054	68	14%	82	8%	70	14%
Protection	479	542	450	496	497	962	993	18	4%	31	3%	1	—
Corporate & Other	14	(9)	(15)	29	(5)	23	24	(19)	#	1	4%	(34)	#
Eliminations	(274)	(257)	(253)	(275)	(250)	(544)	(525)	24	9%	19	3%	25	9%
Total net revenues	1,968	1,629	1,339	1,719	1,877	3,959	3,596	(91)	(5)%	(363)	(9)%	158	9%

Expenses
Advice & Wealth Management	840	789	769	790	791	1,712	1,581	(49)	(6)%	(131)	(8)%	1	—
Asset Management(2)	322	290	263	256	297	659	553	(25)	(8)%	(106)	(16)%	41	16%
Annuities	417	370	682	363	468	853	831	51	12%	(22)	(3)%	105	29%
Protection	366	438	417	384	387	747	771	21	6%	24	3%	3	1%
Corporate & Other	60	161	102	53	61	100	114	1	2%	14	14%	8	15%
Eliminations	(274)	(257)	(253)	(275)	(250)	(544)	(525)	24	9%	19	3%	25	9%
Total expenses	1,731	1,791	1,980	1,571	1,754	3,527	3,325	23	1%	(202)	(6)%	183	12%

Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest
Advice & Wealth Management	51	(77)	(187)	(61)	(3)	115	(64)	(54)	#	(179)	#	58	95%
Asset Management	42	15	2	(8)	(12)	60	(20)	(54)	#	(80)	#	(4)	(50)%
Annuities	77	(34)	(372)	129	94	119	223	17	22%	104	87%	(35)	(27)%
Protection	113	104	33	112	110	215	222	(3)	(3)%	7	3%	(2)	(2)%
Corporate & Other	(46)	(170)	(117)	(24)	(66)	(77)	(90)	(20)	(43)%	(13)	(17)%	(42)	#
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest	$237	$(162)	$(641)	$148	$123	$432	$271	$(114)	(48)%	$(161)	(37)%	$(25)	(17)%

Pretax Income (Loss) Margin (1)
Advice & Wealth Management	5.7%	(10.8)%	(32.1)%	(8.4)%	(0.4)%	6.3%	(4.2)%	(6.1)%		(10.5)%		8.0%
Asset Management	11.5%	4.9%	0.8%	(3.2)%	(4.2)%	8.3%	(3.8)%	(15.7)%		(12.1)%		(1.0)%
Annuities	15.6%	(10.1)%	(120.0)%	26.2%	16.7%	12.2%	21.2%	1.1%		9.0%		(9.5)%
Protection	23.6%	19.2%	7.3%	22.6%	22.1%	22.3%	22.4%	(1.5)%		0.1%		(0.5)%
Ameriprise Financial, Inc.	11.8%	(10.8)%	(50.1)%	7.8%	6.1%	10.7%	6.9%	(5.7)%		(3.8)%		(1.7)%

Allocated Equity
Advice & Wealth Management	$962	$989	$879	$833	$825	$962	$825	$(137)	(14)%	$(137)	(14)%	$(8)	(1)%
Asset Management	817	779	1,184	1,039	1,043	817	1,043	226	28%	226	28%	4	—
Annuities	1,961	2,228	2,754	2,774	2,093	1,961	2,093	132	7%	132	7%	(681)	(25)%
Protection	2,366	2,470	2,339	2,388	2,450	2,366	2,450	84	4%	84	4%	62	3%
Corporate & Other	1,730	1,224	115	484	2,087	1,730	2,087	357	21%	357	21%	1,603	#

Total allocated equity	$7,836	$7,690	$7,271	$7,518	$8,498	$7,836	$8,498	$662	8%	$662	8%	$980	13%

Pretax Return on Allocated Equity (1)
Advice & Wealth Management	25.8%	7.6%	(15.9)%	(29.8)%	(36.5)%	25.8%	(36.5)%	(62.3)%		(62.3)%		(6.7)%
Asset Management	28.1%	21.9%	8.5%	5.5%	(0.3)%	28.1%	(0.3)%	(28.4)%		(28.4)%		(5.8)%
Annuities	16.3%	10.2%	(13.0)%	(8.5)%	(7.7)%	16.3%	(7.7)%	(24.0)%		(24.0)%		0.8%
Protection	20.1%	20.0%	14.9%	15.2%	14.9%	20.1%	14.9%	(5.2)%		(5.2)%		(0.3)%

(1)  See non-GAAP Financial Information.

(2)  Total expenses include net income (loss) attributable to noncontrolling interest.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$780	$721	$607	$554	$606	$1,571	$1,160	$(174)	(22)%	$(411)	(26)%	$52	9%
Distribution fees	422	376	334	311	351	855	662	(71)	(17)%	(193)	(23)%	40	13%
Net investment income	393	62	(28)	421	514	794	935	121	31%	141	18%	93	22%
Premiums	257	264	271	266	269	513	535	12	5%	22	4%	3	1%
Other revenues	158	249	202	209	175	315	384	17	11%	69	22%	(34)	(16)%
Total revenues	2,010	1,672	1,386	1,761	1,915	4,048	3,676	(95)	(5)%	(372)	(9)%	154	9%
Banking and deposit interest expense	42	43	47	42	38	89	80	(4)	(10)%	(9)	(10)%	(4)	(10)%
Total net revenues	1,968	1,629	1,339	1,719	1,877	3,959	3,596	(91)	(5)%	(363)	(9)%	158	9%

Expenses
Distribution expenses	506	461	406	383	425	1,038	808	(81)	(16)%	(230)	(22)%	42	11%
Interest credited to fixed accounts	192	200	203	205	237	387	442	45	23%	55	14%	32	16%
Benefits, claims, losses and settlement expenses	294	196	331	100	587	598	687	293	100%	89	15%	487	#
Amortization of deferred acquisition costs	144	240	395	286	(125)	298	161	(269)	#	(137)	(46)%	(411)	#
Interest and debt expense	28	27	28	26	28	54	54	—	—	—	—	2	8%
General and administrative expense	572	681	647	585	610	1,162	1,195	38	7%	33	3%	25	4%
Total expenses	1,736	1,805	2,010	1,585	1,762	3,537	3,347	26	1%	(190)	(5)%	177	11%

Pretax income (loss)	232	(176)	(671)	134	115	422	249	(117)	(50)%	(173)	(41)%	(19)	(14)%
Income tax provision (benefit)	27	(92)	(272)	18	28	31	46	1	4%	15	48%	10	56%
Net income (loss)	205	(84)	(399)	116	87	391	203	(118)	(58)%	(188)	(48)%	(29)	(25)%
Less: Net loss attributable to noncontrolling interest	(5)	(14)	(30)	(14)	(8)	(10)	(22)	(3)	(60)%	(12)	#	6	43%
Net income (loss) attributable to Ameriprise Financial	$210	$(70)	$(369)	$130	$95	$401	$225	$(115)	(55)%	$(176)	(44)%	$(35)	(27)%

Income Statement Metrics
Pretax income (loss) margin (1)	11.8%	(10.8)%	(50.1)%	7.8%	6.1%	10.7%	6.9%	(5.7)%		(3.8)%		(1.7)%
Net income (loss) attributable to Ameriprise Financial margin (1)	10.7%	(4.3)%	(27.6)%	7.6%	5.1%	10.1%	6.3%	(5.6)%		(3.8)%		(2.5)%

(1)  See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%

Net Investment Income
Investment income on fixed maturities	$401	$398	$389	$395	$478	$819	$873	$77	19%	$54	7%	$83	21%
Realized gains (losses)	(27)	(317)	(409)	15	6	(51)	21	33	#	72	#	(9)	(60)%
Other (including seed money)	19	(19)	(8)	11	30	26	41	11	58%	15	58%	19	#
Total net investment income	$393	$62	$(28)	$421	$514	$794	$935	$121	31%	$141	18%	$93	22%

Other Information
Net revenue growth: Target 6 - 8%	(8.6)%	(22.8)%	(40.8)%	(13.7)%	(4.6)%	(5.4)%	(9.2)%	4.0%		(3.8)%		9.1%
Return on equity	11.2%	7.9%	(0.5)%	(1.4)%	(3.1)%	11.2%	(3.1)%	(14.3)%		(14.3)%		(1.7)%
Earnings per diluted share growth: Target 12 - 15%	14.8%	(138.6)%	(256.5)%	(29.3)%	(55.9)%	17.4%	(43.4)%	(70.7)%		(60.9)%		(26.6)%
Goodwill and intangible assets	$853	$783	$1,391	$1,377	$1,443	$853	$1,443	$590	69%	$590	69%	$66	5%
Dividends paid	34	37	38	37	38	68	75	4	12%	7	10%	1	3%
Common stock share repurchases	$250	$94	$—	$—	$—	$520	$—	$(250)	#	$(520)	#	$—	—

Owned, Managed and Administered Assets (in billions)
Owned	$36.9	$34.4	$31.7	$29.6	$32.5	$36.9	$32.5	$(4.4)	(12)%	$(4.4)	(12)%	$2.9	10%
Managed
External clients	281.3	241.1	209.4	196.4	222.2	281.3	222.2	(59.1)	(21)%	(59.1)	(21)%	25.8	13%
Owned	59.9	57.2	55.5	56.9	62.8	59.9	62.8	2.9	5%	2.9	5%	5.9	10%
Total managed	341.2	298.3	264.9	253.3	285.0	341.2	285.0	(56.2)	(16)%	(56.2)	(16)%	31.7	13%
Administered	65.6	60.8	75.5	71.1	79.8	65.6	79.8	14.2	22%	14.2	22%	8.7	12%
Total OMA assets	$443.7	$393.5	$372.1	$354.0	$397.3	$443.7	$397.3	$(46.4)	(10)%	$(46.4)	(10)%	$43.3	12%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except earnings per share amounts)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings (loss) per share	$0.94	$(0.32)	$(1.69)	$0.58	$0.41	$1.77	$1.00	$(0.53)	(56)%	$(0.77)	(44)%	$(0.17)	(29)%

Earnings (loss) per diluted share (1)	$0.93	$(0.32)	$(1.69)	$0.58	$0.41	$1.75	$0.99	$(0.52)	(56)%	$(0.76)	(43)%	$(0.17)	(29)%

Basic Shares
Common shares
Beginning balance	223.4	218.9	216.6	216.5	219.1	227.7	216.5	(4.3)	(2)%	(11.2)	(5)%	2.6	1%
Repurchases	(5.2)	(2.3)	—	—	—	(10.4)	—	5.2	#	10.4	#	—	—
Issuances	0.8	0.1	0.1	3.1	36.0	2.1	39.1	35.2	#	37.0	#	32.9	#
Other	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.5)	(0.6)	—	—	(0.1)	(20)%	0.4	80%
Total common outstanding	218.9	216.6	216.5	219.1	255.0	218.9	255.0	36.1	16%	36.1	16%	35.9	16%

Total common outstanding	218.9	216.6	216.5	219.1	255.0	218.9	255.0	36.1	16%	36.1	16%	35.9	16%
Nonforfeitable restricted stock units	2.0	2.0	1.9	4.6	4.2	2.0	4.2	2.2	#	2.2	#	(0.4)	(9)%
Total basic common shares	220.9	218.6	218.4	223.7	259.2	220.9	259.2	38.3	17%	38.3	17%	35.5	16%
Total potentially dilutive	2.7	2.9	2.1	0.7	1.4	2.7	1.4	(1.3)	(48)%	(1.3)	(48)%	0.7	#
Total diluted shares	223.6	221.5	220.5	224.4	260.6	223.6	260.6	37.0	17%	37.0	17%	36.2	16%

Weighted average common shares outstanding:
Basic	223.2	219.1	218.5	222.3	228.8	225.8	225.6	5.6	3%	(0.2)	—	6.5	3%
Diluted	226.0	221.7	220.3	223.5	230.0	228.8	226.8	4.0	2%	(2.0)	(1)%	6.5	3%

Book Value
Ameriprise Financial shareholders equity - end of period	$7,314	$6,717	$6,178	$6,384	$8,110	$7,314	$8,110	$796	11%	$796	11%	$1,726	27%
Average equity - 5 point	7,613	7,436	7,120	6,835	6,941	7,613	6,941	(672)	(9)%	(672)	(9)%	106	2%
Book Value per Share	$33.11	$30.73	$28.29	$28.54	$31.29	$33.11	$31.29	$(1.82)	(5)%	$(1.82)	(5)%	$2.75	10%

(1)	For 3rd Qtr and 4th Qtr of 2008 diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except headcount and where noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$352	$328	$292	$268	$295	$719	$563	$(57)	(16)%	$(156)	(22)%	$27	10%
Distribution fees	508	457	430	431	423	1,025	854	(85)	(17)%	(171)	(17)%	(8)	(2)%
Net investment income	54	(46)	(119)	54	85	133	139	31	57%	6	5%	31	57%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	19	16	25	17	23	39	40	4	21%	1	3%	6	35%
Total revenues	933	755	628	770	826	1,916	1,596	(107)	(11)%	(320)	(17)%	56	7%
Banking and deposit interest expense	42	43	46	41	38	89	79	(4)	(10)%	(10)	(11)%	(3)	(7)%
Total net revenues	891	712	582	729	788	1,827	1,517	(103)	(12)%	(310)	(17)%	59	8%

Expenses
Distribution expenses	564	515	450	461	471	1,149	932	(93)	(16)%	(217)	(19)%	10	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	276	274	319	329	320	563	649	44	16%	86	15%	(9)	(3)%
Total expenses	840	789	769	790	791	1,712	1,581	(49)	(6)%	(131)	(8)%	1	—
Pretax segment income (loss)	$51	$(77)	$(187)	$(61)	$(3)	$115	$(64)	$(54)	#	$(179)	#	$58	95%

Income Statement Metrics
Pretax segment income (loss) margin (1)	5.7%	(10.8)%	(32.1)%	(8.4)%	(0.4)%	6.3%	(4.2)%	(6.1)%		(10.5)%		8.0%

Net Investment Income
Investment income on fixed maturities	$59	$64	$65	$55	$78	$121	$133	$19	32%	$12	10%	$23	42%
Realized gains (losses)	(21)	(118)	(194)	(10)	(8)	(21)	(18)	13	62%	3	14%	2	20%
Other (including seed money)	16	8	10	9	15	33	24	(1)	(6)%	(9)	(27)%	6	67%
Total net investment income	$54	$(46)	$(119)	$54	$85	$133	$139	$31	57%	$6	5%	$31	57%

Balance Sheet Metrics
Allocated equity	$962	$989	$879	$833	$825	$962	$825	$(137)	(14)%	$(137)	(14)%	$(8)	(1)%
Pretax return on allocated equity (1)	25.8%	7.6%	(15.9)%	(29.8)%	(36.5)%	25.8%	(36.5)%	(62.3)%		(62.3)%		(6.7)%
On-balance sheet deposits	$6,269	$7,681	$8,190	$8,416	$9,180	$6,269	$9,180	$2,911	46%	$2,911	46%	$764	9%

Financial Plans
Branded financial plan net cash sales	$54	$48	$56	$49	$50	$107	$99	$(4)	(7)%	$(8)	(7)%	$1	2%

(1)	See non-GAAP Financial Information.

#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except headcount and where noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	2,056	1,967	2,823	2,816	2,785	2,056	2,785	729	35%	729	35%	(31)	(1)%
Franchisee advisors	7,846	7,830	7,746	7,737	7,770	7,846	7,770	(76)	(1)%	(76)	(1)%	33	—
Total branded financial advisors	9,902	9,797	10,569	10,553	10,555	9,902	10,555	653	7%	653	7%	2	—
SAI independent advisors	1,619	1,636	1,917	1,913	1,953	1,619	1,953	334	21%	334	21%	40	2%
Total financial advisors	11,521	11,433	12,486	12,466	12,508	11,521	12,508	987	9%	987	9%	42	—

Net revenue per financial advisor (in thousands) (1)	$77	$62	$47	$58	$63	$158	$121	$(14)	(18)%	$(37)	(23)%	$5	9%

Advisor Retention
Employee	62.0%	62.8%	68.2%	72.3%	73.4%	62.0%	73.4%	11.4%		11.4%		1.1%
Franchisee	93.7%	93.3%	92.2%	92.5%	91.1%	93.7%	91.1%	(2.6)%		(2.6)%		(1.4)%

Product Information
Certificates and Banking - Combined
Pretax segment income (loss)	$(24)	$(112)	$(192)	$(10)	$20	$(29)	$10	$44	#	$39	#	$30	#
Allocated equity	$393	$416	$395	$528	$521	$393	$521	$128	33%	$128	33%	$(7)	(1)%
Pretax return on allocated equity	(8.9)%	(38.7)%	(85.5)%	(80.2)%	(65.2)%	(8.9)%	(65.2)%	(56.3)%		(56.3)%		15.0%

Wealth Management & Distribution
Pretax income	$75	$35	$5	$(51)	$(23)	$144	$(74)	$(98)	#	$(218)	#	$28	55%
Allocated equity	$569	$573	$484	$305	$304	$569	$304	$(265)	(47)%	$(265)	(47)%	$(1)	—
Pretax return on allocated equity	49.2%	39.1%	33.6%	12.9%	(7.6)%	49.2%	(7.6)%	(56.8)%		(56.8)%		(20.5)%

Total Client Assets (at period end) (2)	$275,473	$253,431	$241,363	$231,298	$258,393	$275,473	$258,393	$(17,080)	(6)%	$(17,080)	(6)%	$27,095	12%

Total Wrap Accounts
Beginning assets	$89,603	$91,446	$84,086	$72,781	$68,181	$93,851	$72,781	$(21,422)	(24)%	$(21,070)	(22)%	$(4,600)	(6)%
Net flows	2,833	657	(1,121)	1,302	2,758	4,213	4,060	(75)	(3)%	(153)	(4)%	1,456	#
Market appreciation (depreciation) and other	(990)	(8,017)	(10,184)	(5,902)	8,021	(6,618)	2,119	9,011	#	8,737	#	13,923	#
Total wrap ending assets	$91,446	$84,086	$72,781	$68,181	$78,960	$91,446	$78,960	$(12,486)	(14)%	$(12,486)	(14)%	$10,779	16%

S&P 500
Daily average	1,371	1,255	910	811	894	1,360	852	(477)	(35)%	(508)	(37)%	83	10%
Period end	1,280	1,166	903	798	919	1,280	919	(361)	(28)%	(361)	(28)%	121	15%

(1)	Year-to-date is sum of current and prior quarters for the year under review.
(2)	During the 4th Qtr of 2008, $ 24.1 B of assets were acquired due to the acquisition of HR Block.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$295	$268	$218	$209	$230	$591	$439	$(65)	(22)%	$(152)	(26)%	$21	10%
Distribution fees	70	58	49	47	54	140	101	(16)	(23)%	(39)	(28)%	7	15%
Net investment income	7	(9)	(7)	(1)	8	3	7	1	14%	4	#	9	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(7)	(10)	7	(6)	(5)	(12)	(11)	2	29%	1	8%	1	17%
Total revenues	365	307	267	249	287	722	536	(78)	(21)%	(186)	(26)%	38	15%
Banking and deposit interest expense	1	2	2	1	2	3	3	1	#	—	—	1	#
Total net revenues	364	305	265	248	285	719	533	(79)	(22)%	(186)	(26)%	37	15%

Expenses
Distribution expenses	111	101	87	82	85	229	167	(26)	(23)%	(62)	(27)%	3	4%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	6	5	6	6	13	12	1	20%	(1)	(8)%	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	211	197	201	182	214	427	396	3	1%	(31)	(7)%	32	18%
Total expenses	327	304	293	270	305	669	575	(22)	(7)%	(94)	(14)%	35	13%
	37	1	(28)	(22)	(20)	50	(42)	(57)	#	(92)	#	2	9%
Less: Net loss attributable to noncontrolling interest	(5)	(14)	(30)	(14)	(8)	(10)	(22)	(3)	(60)%	(12)	#	6	43%
Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest	$42	$15	$2	$(8)	$(12)	$60	$(20)	$(54)	#	$(80)	#	$(4)	(50)%

Income Statement Metrics
Pretax segment income (loss) margin (1),(2)	11.5%	4.9%	0.8%	(3.2)%	(4.2)%	8.3%	(3.8)%	(15.7)%		(12.1)%		(1.0)%

Balance Sheet Metrics
Allocated equity	$817	$779	$1,184	$1,039	$1,043	$817	$1,043	$226	28%	$226	28%	$4	—
Pretax return on allocated equity (1),(2)	28.1%	21.9%	8.5%	5.5%	(0.3)%	28.1%	(0.3)%	(28.4)%		(28.4)%		(5.8)%

Total Managed Assets Reconciliations
Domestic managed assets	$143,203	$128,740	$127,948	$125,201	$134,831	$143,203	$134,831	$(8,372)	(6)%	$(8,372)	(6)%	$9,630	8%
International managed assets	120,906	97,882	74,247	68,340	82,490	120,906	82,490	(38,416)	(32)%	(38,416)	(32)%	14,150	21%
Less: Sub-advised eliminations	(4,925)	(3,203)	(2,629)	(2,391)	(3,176)	(4,925)	(3,176)	1,749	36%	1,749	36%	(785)	(33)%
Total managed assets	$259,184	$223,419	$199,566	$191,150	$214,145	$259,184	$214,145	$(45,039)	(17)%	$(45,039)	(17)%	$22,995	12%

Managed assets - external clients	$199,273	$166,227	$144,024	$134,286	$151,351	$199,273	$151,351	$(47,922)	(24)%	$(47,922)	(24)%	$17,065	13%
Managed assets - owned	59,911	57,192	55,542	56,864	62,794	59,911	62,794	2,883	5%	2,883	5%	5,930	10%
Total managed assets	$259,184	$223,419	$199,566	$191,150	$214,145	$259,184	$214,145	$(45,039)	(17)%	$(45,039)	(17)%	$22,995	12%

Total Managed Assets by Type
Equity	$105,586	$84,315	$71,835	$64,559	$78,910	$105,586	$78,910	$(26,676)	(25)%	$(26,676)	(25)%	$14,351	22%
Fixed income	112,918	104,118	92,449	95,080	103,773	112,918	103,773	(9,145)	(8)%	(9,145)	(8)%	8,693	9%
Money market	13,866	11,888	12,596	10,270	10,117	13,866	10,117	(3,749)	(27)%	(3,749)	(27)%	(153)	(1)%
Alternative	10,322	8,440	12,012	11,604	11,330	10,322	11,330	1,008	10%	1,008	10%	(274)	(2)%
Hybrid and other	16,492	14,658	10,674	9,637	10,015	16,492	10,015	(6,477)	(39)%	(6,477)	(39)%	378	4%
Total managed assets by type	$259,184	$223,419	$199,566	$191,150	$214,145	$259,184	$214,145	$(45,039)	(17)%	$(45,039)	(17)%	$22,995	12%

(1)  See non-GAAP Financial Information.

(2)  Calculation excludes net income (loss) attributable to noncontrolling interest.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2009

	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009
Mutual Fund Performance
Domestic
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	34%	29%	33%	35%	37%
Fixed income - 12 month	24%	48%	70%	77%	74%
Equity - 3 year	73%	54%	50%	44%	42%
Fixed income - 3 year	71%	50%	75%	71%	79%
Equity - 5 year	47%	58%	53%	51%	59%
Fixed income - 5 year	46%	54%	66%	72%	64%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	29%	16%	26%	31%	39%
Fixed income - 12 month	20%	33%	39%	62%	42%
Equity - 3 year	72%	33%	40%	39%	40%
Fixed income - 3 year	61%	51%	40%	40%	47%
Equity - 5 year	60%	68%	70%	63%	67%
Fixed income - 5 year	46%	48%	37%	63%	39%

International
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	90%	76%	83%	93%	69%
Fixed income - 12 month	60%	64%	45%	64%	73%
Equity - 3 year	86%	79%	90%	93%	93%
Fixed income - 3 year	60%	80%	64%	73%	73%
Equity - 5 year	69%	70%	89%	93%	89%
Fixed income - 5 year	40%	40%	50%	70%	70%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data do not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only include mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - Domestic

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Domestic Managed Assets Rollforward (1)
Retail Funds
Beginning assets	$80,232	$78,281	$70,214	$63,970	$59,832	$86,864	$63,970	$(20,400)	(25)%	$(22,894)	(26)%	$(4,138)	(6)%
Net flows	(1,169)	(1,415)	(2,179)	(1,258)	(861)	(1,805)	(2,119)	308	26%	(314)	(17)%	397	32%
Market appreciation (depreciation) and other	(782)	(6,652)	(4,065)	(2,880)	7,039	(6,778)	4,159	7,821	#	10,937	#	9,919	#
Total ending assets	78,281	70,214	63,970	59,832	66,010	78,281	66,010	(12,271)	(16)%	(12,271)	(16)%	6,178	10%

Institutional (2)
Beginning assets	50,932	49,442	43,129	46,293	47,954	53,235	46,293	(2,978)	(6)%	(6,942)	(13)%	1,661	4%
Net flows	(624)	(4,004)	1,320	2,002	1,133	(2,053)	3,135	1,757	#	5,188	#	(869)	(43)%
Market appreciation (depreciation) and other	(866)	2,309	1,844	(341)	2,818	(1,740)	2,477	3,684	#	4,217	#	3,159	#
Total ending assets	49,442	43,129	46,293	47,954	51,905	49,442	51,905	2,463	5%	2,463	5%	3,951	8%

Alternative
Beginning assets	7,293	7,194	7,065	9,378	9,048	8,085	9,378	1,755	24%	1,293	16%	(330)	(4)%
Net flows	(101)	(127)	(523)	(623)	48	(584)	(575)	149	#	9	2%	671	#
Market appreciation (depreciation) and other	2	(2)	2,836	293	35	(307)	328	33	#	635	#	(258)	(88)%
Total ending assets	7,194	7,065	9,378	9,048	9,131	7,194	9,131	1,937	27%	1,937	27%	83	1%

Trust
Beginning assets	8,911	8,530	8,547	8,482	8,519	8,804	8,482	(392)	(4)%	(322)	(4)%	37	—
Net flows	(436)	59	120	54	(745)	(232)	(691)	(309)	(71)%	(459)	#	(799)	#
Market appreciation (depreciation) and other	55	(42)	(185)	(17)	171	(42)	154	116	#	196	#	188	#
Total ending assets	8,530	8,547	8,482	8,519	7,945	8,530	7,945	(585)	(7)%	(585)	(7)%	(574)	(7)%

Other and Eliminations	(244)	(215)	(175)	(152)	(160)	(244)	(160)	84	34%	84	34%	(8)	(5)%
Total Domestic managed assets	$143,203	$128,740	$127,948	$125,201	$134,831	$143,203	$134,831	$(8,372)	(6)%	$(8,372)	(6)%	$9,630	8%

Total Domestic net flows	$(2,330)	$(5,487)	$(1,262)	$175	$(425)	$(4,674)	$(250)	$1,905	82%	$4,424	95%	$(600)	#

(1)  Included in Market appreciation (depreciation) and other, for the 4th Qtr of 2008, were $ 12.8 B of assets due to the acquisition of J. & W. Seligman & Co. Balances included $6.7 B of Retail Funds, $3.2 B of Institutional and $2.9 B of Alternative.

(2)  Included in Market appreciation (depreciation) and other are share repurchase, debt repurchase, equity issuance, debt issuance and acquisitions.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - International

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
International Managed Assets Rollforward
Retail Funds
Beginning assets	$28,154	$27,868	$21,758	$16,361	$15,651	$30,822	$16,361	$(12,503)	(44)%	$(14,461)	(47)%	$(710)	(4)%
Net flows	72	(1,032)	(714)	642	1,224	(181)	1,866	1,152	#	2,047	#	582	91%
Market appreciation (depreciation)	(483)	(2,345)	(1,101)	(1,054)	545	(2,972)	(509)	1,028	#	2,463	83%	1,599	#
Foreign currency translation (1)	104	(2,832)	(3,605)	(330)	2,517	88	2,187	2,413	#	2,099	#	2,847	#
Other (2)	21	99	23	32	2,170	111	2,202	2,149	#	2,091	#	2,138	#
Total ending assets	27,868	21,758	16,361	15,651	22,107	27,868	22,107	(5,761)	(21)%	(5,761)	(21)%	6,456	41%

Institutional
Beginning assets	92,433	89,937	74,856	55,342	50,179	100,057	55,342	(42,254)	(46)%	(44,715)	(45)%	(5,163)	(9)%
Net flows	(1,838)	(1,580)	(7,267)	(1,277)	(675)	(4,398)	(1,952)	1,163	63%	2,446	56%	602	47%
Market appreciation (depreciation)	(1,956)	(4,825)	(1,027)	(3,148)	636	(7,700)	(2,512)	2,592	#	5,188	67%	3,784	#
Foreign currency translation (1)	331	(9,377)	(12,639)	(1,110)	7,595	278	6,485	7,264	#	6,207	#	8,705	#
Other	967	701	1,419	372	612	1,700	984	(355)	(37)%	(716)	(42)%	240	65%
Total ending assets	89,937	74,856	55,342	50,179	58,347	89,937	58,347	(31,590)	(35)%	(31,590)	(35)%	8,168	16%

Alternative
Beginning assets	3,680	3,101	1,268	2,544	2,510	3,479	2,544	(1,170)	(32)%	(935)	(27)%	(34)	(1)%
Net flows	(713)	(1,546)	1,345	313	(79)	(448)	234	634	89%	682	#	(392)	#
Market appreciation (depreciation)	117	(3)	138	(295)	(700)	46	(995)	(817)	#	(1,041)	#	(405)	#
Foreign currency translation (1)	11	(290)	(207)	(52)	305	8	253	294	#	245	#	357	#
Other	6	6	—	—	—	16	—	(6)	#	(16)	#	—	—
Total ending assets	3,101	1,268	2,544	2,510	2,036	3,101	2,036	(1,065)	(34)%	(1,065)	(34)%	(474)	(19)%

Total International managed assets	$120,906	$97,882	$74,247	$68,340	$82,490	$120,906	$82,490	$(38,416)	(32)%	$(38,416)	(32)%	$14,150	21%

Total International net flows	$(2,479)	$(4,158)	$(6,636)	$(322)	$470	$(5,027)	$148	$2,949	#	$5,175	#	$792	#

(1)  Amounts represent British Pound to US dollar conversion.

(2)  Included in Retail funds other, for the 2nd Qtr of 2009, were $2.1 B of assets due to the acquisition of Standard Chartered Bank’s World Express Funds investment business.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$130	$124	$98	$90	$104	$256	$194	$(26)	(20)%	$(62)	(24)%	$14	16%
Distribution fees	72	71	62	57	58	142	115	(14)	(19)%	(27)	(19)%	1	2%
Net investment income	237	86	92	289	339	474	628	102	43%	154	32%	50	17%
Premiums	21	21	25	24	23	39	47	2	10%	8	21%	(1)	(4)%
Other revenues	34	34	33	32	38	61	70	4	12%	9	15%	6	19%
Total revenues	494	336	310	492	562	972	1,054	68	14%	82	8%	70	14%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	494	336	310	492	562	972	1,054	68	14%	82	8%	70	14%

Expenses
Distribution expenses	47	50	65	56	49	92	105	2	4%	13	14%	(7)	(13)%
Interest credited to fixed accounts	156	163	167	169	201	316	370	45	29%	54	17%	32	19%
Benefits, claims, losses and settlement expenses	69	9	113	(129)	351	147	222	282	#	75	51%	480	#
Amortization of deferred acquisition costs	91	96	295	219	(182)	185	37	(273)	#	(148)	(80)%	(401)	#
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	54	52	42	48	49	113	97	(5)	(9)%	(16)	(14)%	1	2%
Total expenses	417	370	682	363	468	853	831	51	12%	(22)	(3)%	105	29%
Pretax segment income (loss)	$77	$(34)	$(372)	$129	$94	$119	$223	$17	22%	$104	87%	$(35)	(27)%

Income Statement Metrics
Pretax segment income (loss) margin (1)	15.6%	(10.1)%	(120.0)%	26.2%	16.7%	12.2%	21.2%	1.1%		9.0%		(9.5)%

Net Investment Income
Investment income on fixed maturities	$245	$244	$243	$259	$314	$498	$573	$69	28%	$75	15%	$55	21%
Realized gains (losses)	(5)	(156)	(169)	20	8	(25)	28	13	#	53	#	(12)	(60)%
Other (including seed money)	(3)	(2)	18	10	17	1	27	20	#	26	#	7	70%
Total net investment income	$237	$86	$92	$289	$339	$474	$628	$102	43%	$154	32%	$50	17%

Balance Sheet Metrics
Allocated equity	$1,961	$2,228	$2,754	$2,774	$2,093	$1,961	$2,093	$132	7%	$132	7%	$(681)	(25)%
Pretax return on allocated equity (1)	16.3%	10.2%	(13.0)%	(8.5)%	(7.7)%	16.3%	(7.7)%	(24.0)%		(24.0)%		0.8%

Other Metrics
Net variable annuity living benefits market impact (2), (3)	$19	$27	$82	$267	$(360)	$4	$(93)	$(379)	#	$(97)	#	$(627)	#
Total annuity net flows	$428	$384	$951	$1,779	$1,129	$732	$2,908	$701	#	$2,176	#	$(650)	(37)%

(1)  See non-GAAP Financial Information.

(2)  Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

(3)  Q3 2008 includes loss on derivatives related to Lehman Brothers bankruptcy.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax segment income (loss)	$57	$82	$(257)	$83	$21	$77	$104	$(36)	(63)%	$27	35%	$(62)	(75)%
Allocated equity	$900	$1,139	$1,315	$1,099	$801	$900	$801	$(99)	(11)%	$(99)	(11)%	$(298)	(27)%
Pretax return on allocated equity	18.0%	22.0%	(9.4)%	(3.3)%	(6.8)%	18.0%	(6.8)%	(24.8)%		(24.8)%		(3.5)%

Fixed Annuities (1)
Pretax segment income (loss)	$20	$(116)	$(115)	$46	$73	$42	$119	$53	#	$77	#	$27	59%
Allocated equity	$1,061	$1,089	$1,439	$1,675	$1,292	$1,061	$1,292	$231	22%	$231	22%	$(383)	(23)%
Pretax return on allocated equity	15.0%	0.2%	(16.1)%	(13.0)%	(8.5)%	15.0%	(8.5)%	(23.5)%		(23.5)%		4.5%

Variable Annuities Rollforward
Beginning balance	$54,444	$54,742	$50,300	$43,280	$41,468	$57,182	$43,280	$(12,976)	(24)%	$(13,902)	(24)%	$(1,812)	(4)%
Deposits	2,077	1,729	1,567	1,322	1,411	4,206	2,733	(666)	(32)%	(1,473)	(35)%	89	7%
Withdrawals and terminations	(1,266)	(1,161)	(1,058)	(994)	(844)	(2,544)	(1,838)	422	33%	706	28%	150	15%
Net flows	811	568	509	328	567	1,662	895	(244)	(30)%	(767)	(46)%	239	73%
Investment performance and interest credited	(531)	(5,006)	(7,528)	(2,137)	5,060	(4,108)	2,923	5,591	#	7,031	#	7,197	#
Other	18	(4)	(1)	(3)	9	6	6	(9)	(50)%	—	0%	12	#
Total ending balance - contract accumulation values	$54,742	$50,300	$43,280	$41,468	$47,104	$54,742	$47,104	$(7,638)	(14)%	$(7,638)	(14)%	$5,636	14%

Variable annuities fixed sub-accounts	$5,366	$5,496	$5,623	$5,919	$5,987	$5,366	$5,987	$621	12%	$621	12%	$68	1%

Fixed Annuities Rollforward
Beginning balance	$12,020	$11,759	$11,682	$12,228	$13,805	$12,463	$12,228	$1,785	15%	$(235)	(2)%	$1,577	13%
Deposits	208	378	999	2,097	974	287	3,071	766	#	2,784	#	(1,123)	(54)%
Withdrawals and terminations	(591)	(562)	(557)	(646)	(412)	(1,217)	(1,058)	179	30%	159	13%	234	36%
Net flows	(383)	(184)	442	1,451	562	(930)	2,013	945	#	2,943	#	(889)	(61)%
Policyholder interest credited	102	103	107	126	145	194	271	43	42%	77	40%	19	15%
Other	20	4	(3)	—	(48)	32	(48)	(68)	#	(80)	#	(48)	—
Total ending balance - contract accumulation values	$11,759	$11,682	$12,228	$13,805	$14,464	$11,759	$14,464	$2,705	23%	$2,705	23%	$659	5%

Capitalized Interest	$2	$2	$5	$10	$10	$4	$20	$8	#	$16	#	$—	—

Payout Annuities Reserve Balance	$2,139	$2,121	$2,105	$2,082	$2,115	$2,139	$2,115	$(24)	(1)%	$(24)	(1)%	$33	2%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.4%	5.3%	5.2%	5.5%	6.3%	5.4%	5.9%	0.9%		0.5%		0.8%
Crediting rate excluding capitalized interest	(3.7)%	(3.7)%	(3.8)%	(3.8)%	(4.0)%	(3.7)%	(3.9)%	(0.3)%		(0.2)%		(0.2)%
Tax equivalent margin spread	1.7%	1.6%	1.4%	1.7%	2.3%	1.7%	2.0%	0.6%		0.3%		0.6%

Total Variable Annuities DAC
Beginning balance	$2,145	$2,186	$2,176	$2,063	$1,894	$2,086	$2,063	$(251)	(12)%	$(23)	(1)%	$(169)	(8)%
Capitalization	97	83	60	61	68	200	129	(29)	(30)%	(71)	(36)%	7	11%
Amortization per income statement	(77)	(77)	(291)	(207)	200	(156)	(7)	277	#	149	96%	407	#
Cumulative effect of accounting change (3)	—	—	—	—	—	36	—	—	—	(36)	#	—	—
Other (FAS 115)	21	(16)	118	(23)	(102)	20	(125)	(123)	#	(145)	#	(79)	#
Total ending balance	$2,186	$2,176	$2,063	$1,894	$2,060	$2,186	$2,060	$(126)	(6)%	$(126)	(6)%	$166	9%

Total Fixed Annuities DAC
Beginning balance	$238	$247	$217	$316	$366	$250	$316	$128	54%	$66	26%	$50	16%
Capitalization	8	16	50	99	46	10	145	38	#	135	#	(53)	(54)%
Amortization per income statement	(14)	(19)	(4)	(12)	(18)	(29)	(30)	(4)	(29)%	(1)	(3)%	(6)	(50)%
Cumulative effect of accounting change (3)	—	—	—	—	—	—	—	—	—	—	—	—	—
Other (FAS 115)	15	(27)	53	(37)	(5)	16	(42)	(20)	#	(58)	#	32	86%
Total ending balance	$247	$217	$316	$366	$389	$247	$389	$142	57%	$142	57%	$23	6%

(1)  Includes payout annuities.

(2)  Attributable to interest sensitive products only, which have been approximately 98% of the total ending fixed annuities accumulation values in the periods reported.  Through October of 2008, the asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.  After October of 2008, the asset earnings rate is a calculated yield based on specifically assigned assets.

(3)  Reflects adoption of FAS 157 in 1st Qtr 2008.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$16	$14	$11	$10	$11	$31	$21	$(5)	(31)%	$(10)	(32)%	$1	10%
Distribution fees	25	26	28	24	24	52	48	(1)	(4)%	(4)	(8)%	—	—
Net investment income	85	42	42	100	97	168	197	12	14%	29	17%	(3)	(3)%
Premiums	244	251	254	247	254	489	501	10	4%	12	2%	7	3%
Other revenues	110	209	115	115	111	223	226	1	1%	3	1%	(4)	(3)%
Total revenues	480	542	450	496	497	963	993	17	4%	30	3%	1	—
Banking and deposit interest expense	1	—	—	—	—	1	—	(1)	#	(1)	#	—	—
Total net revenues	479	542	450	496	497	962	993	18	4%	31	3%	1	—

Expenses
Distribution expenses	6	4	3	5	6	11	11	—	—	—	—	1	20%
Interest credited to fixed accounts	36	37	36	36	36	71	72	—	—	1	1%	—	—
Benefits, claims, losses and settlement expenses	225	187	218	229	236	451	465	11	5%	14	3%	7	3%
Amortization of deferred acquisition costs	48	138	95	61	51	100	112	3	6%	12	12%	(10)	(16)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	51	72	65	53	58	114	111	7	14%	(3)	(3)%	5	9%
Total expenses	366	438	417	384	387	747	771	21	6%	24	3%	3	1%
Pretax segment income	$113	$104	$33	$112	$110	$215	$222	$(3)	(3)%	$7	3%	$(2)	(2)%

Pretax Operating Earnings (1)
Pretax segment income	$113	$104	$33	$112	$110	$215	$222	$(3)	(3)%	$7	3%	$(2)	(2)%
Realized (gains) losses	1	44	44	(8)	1	4	(7)	—	—	(11)	#	9	#
Total pretax operating earnings	$114	$148	$77	$104	$111	$219	$215	$(3)	(3)%	$(4)	(2)%	$7	7%

Income Statement Metrics
Pretax segment income margin	23.6%	19.2%	7.3%	22.6%	22.1%	22.3%	22.4%	(1.5)%		0.1%		(0.5)%
Pretax operating earnings margin (1)	23.8%	27.3%	17.1%	21.0%	22.3%	22.8%	21.7%	(1.5)%		(1.1)%		1.3%

Net Investment Income
Investment income on fixed maturities	$76	$77	$75	$81	$85	$155	$166	$9	12%	$11	7%	$4	5%
Realized gains (losses)	(1)	(44)	(44)	8	(1)	(4)	7	—	—	11	#	(9)	#
Other (including seed money)	10	9	11	11	13	17	24	3	30%	7	41%	2	18%
Total net investment income	$85	$42	$42	$100	$97	$168	$197	$12	14%	$29	17%	$(3)	(3)%

Balance Sheet Metrics
Allocated equity	$2,366	$2,470	$2,339	$2,388	$2,450	$2,366	$2,450	$84	4%	$84	4%	$62	3%
Pretax return on allocated equity	20.1%	20.0%	14.9%	15.2%	14.9%	20.1%	14.9%	(5.2)%		(5.2)%		(0.3)%

Product Information
Long Term Care
Pretax income (loss)	$—	$(17)	$(12)	$10	$3	$—	$13	$3	—	$13	—	$(7)	(70)%
Allocated equity	$586	$597	$561	$569	$578	$586	$578	$(8)	(1)%	$(8)	(1)%	$9	2%
Pretax return on allocated equity	0.9%	(2.6)%	(5.0)%	(3.3)%	(2.8)%	0.9%	(2.8)%	(3.7)%		(3.7)%		0.5%

Protection excluding Long Term Care
Pretax income	$113	$121	$45	$102	$107	$215	$209	$(6)	(5)%	$(6)	(3)%	$5	5%
Allocated equity	$1,780	$1,873	$1,778	$1,819	$1,872	$1,780	$1,872	$92	5%	$92	5%	$53	3%
Pretax return on allocated equity	26.3%	27.3%	21.3%	21.1%	20.6%	26.3%	20.6%	(5.7)%		(5.7)%		(0.5)%

(1) See non-GAAP Financial Information.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$64	$57	$43	$33	$45	$128	$78	$(19)	(30)%	$(50)	(39)%	$12	36%
Term and whole life	5	4	5	3	4	9	7	(1)	(20)%	(2)	(22)%	1	33%
Disability insurance	4	3	3	1	3	8	4	(1)	(25)%	(4)	(50)%	2	#
Auto and Home	155	166	154	165	165	311	330	10	6%	19	6%	—	—
Total cash sales	$228	$230	$205	$202	$217	$456	$419	$(11)	(5)%	$(37)	(8)%	$15	7%

VUL / UL Policyholder Account Balances
Beginning balance	$9,336	$9,303	$8,591	$7,570	$7,350	$9,836	$7,570	$(1,986)	(21)%	$(2,266)	(23)%	$(220)	(3)%
Premiums and deposits	256	254	230	228	231	522	459	(25)	(10)%	(63)	(12)%	3	1%
Investment performance and interest	(33)	(627)	(965)	(260)	644	(526)	384	677	#	910	#	904	#
Withdrawals and surrenders	(258)	(308)	(255)	(254)	(268)	(525)	(522)	(10)	(4)%	3	1%	(14)	(6)%
Other	2	(31)	(31)	66	—	(4)	66	(2)	#	70	#	(66)	#
Total ending balance	$9,303	$8,591	$7,570	$7,350	$7,957	$9,303	$7,957	$(1,346)	(14)%	$(1,346)	(14)%	$607	8%

Premiums by Product
Term and whole life	$14	$15	$14	$14	$14	$30	$28	$—	—	$(2)	(7)%	$—	—
Disability insurance	43	44	43	43	42	86	85	(1)	(2)%	(1)	(1)%	(1)	(2)%
Long term care	28	31	31	29	30	59	59	2	7%	—	—	1	3%
Auto and Home	151	154	157	156	160	299	316	9	6%	17	6%	4	3%
Intercompany premiums	8	7	9	5	8	15	13	—	—	(2)	(13)%	3	60%
Total premiums by product	$244	$251	$254	$247	$254	$489	$501	$10	4%	$12	2%	$7	3%

Auto and Home Insurance
Policy count (thousands)	532	540	547	558	570	532	570	38	7%	38	7%	12	2%
Loss ratio	75.8%	75.7%	80.4%	79.6%	79.6%	77.9%	79.6%	3.8%		1.7%		—
Expense ratio	15.3%	20.5%	16.2%	14.8%	15.2%	15.9%	15.0%	(0.1)%		(0.9)%		0.4%
Combined ratio	91.1%	96.2%	96.6%	94.4%	94.8%	93.8%	94.6%	3.7%		0.8%		0.4%

DAC Rollforward
Life and Health
Beginning balance	$2,001	$2,016	$1,920	$1,946	$1,920	$1,998	$1,946	$(81)	(4)%	$(52)	(3)%	$(26)	(1)%
Capitalization	43	40	41	29	30	88	59	(13)	(30)%	(29)	(33)%	1	3%
Amortization per income statement	(36)	(126)	(83)	(48)	(38)	(76)	(86)	(2)	(6)%	(10)	(13)%	10	21%
Other (FAS 115)	8	(10)	68	(7)	(54)	6	(61)	(62)	#	(67)	#	(47)	#
Total ending balance	$2,016	$1,920	$1,946	$1,920	$1,858	$2,016	$1,858	$(158)	(8)%	$(158)	(8)%	$(62)	(3)%

Life insurance in force	$190,514	$192,002	$192,061	$192,022	$192,186	$190,514	$192,186	$1,672	1%	$1,672	1%	$164	—

Net Amount at Risk	$58,583	$58,001	$56,857	$55,578	$54,336	$58,583	$54,336	$(4,247)	(7)%	$(4,247)	(7)%	$(1,242)	(2)%

Net Policyholder Reserves
VUL / UL	$8,286	$7,604	$6,637	$6,360	$6,911	$8,286	$6,911	$(1,375)	(17)%	$(1,375)	(17)%	$551	9%
Term and whole life	234	236	238	236	234	234	234	—	—	—	—	(2)	(1)%
Disability insurance	431	454	458	469	472	431	472	41	10%	41	10%	3	1%
Long term care and other	2,375	2,374	2,375	2,351	2,374	2,375	2,374	(1)	—	(1)	—	23	1%
Auto and Home loss and LAE reserves	319	308	308	303	304	319	304	(15)	(5)%	(15)	(5)%	1	—
Total net policyholder reserves	$11,645	$10,976	$10,016	$9,719	$10,295	$11,645	$10,295	$(1,350)	(12)%	$(1,350)	(12)%	$576	6%

(1) Includes lump sum deposits.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q			YTD Chg - 2Q			Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	12	(9)	(36)	(21)	(15)	20	(36)	(27)		#	(56)		#	6	29%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	2	—	22	51	8	4	59	6		#	55		#	(43)	(84)%
Total revenues	14	(9)	(14)	30	(7)	24	23	(21)		#	(1)	(4)%		(37)	#
Banking and deposit interest expense	—	—	1	1	(2)	1	(1)	(2)	—		(2)		#	(3)	#
Total net revenues	14	(9)	(15)	29	(5)	23	24	(19)		#	1	4%		(34)	#

Expenses
Distribution expenses	1	—	—	1	1	1	2	—	—		1		#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	28	27	28	26	28	54	54	—	—		—	—		2	8%
General and administrative expense	31	134	74	26	32	45	58	1	3%		13	29%		6	23%
Total expenses	60	161	102	53	61	100	114	1	2%		14	14%		8	15%
Pretax segment loss	$(46)	$(170)	$(117)	$(24)	$(66)	$(77)	$(90)	$(20)	(43)%		$(13)	(17)%		$(42)	#

Net Investment Income
Investment income on fixed maturities	$18	$10	$5	$—	$—	$37	$—	$(18)		#	$(37)		#	$—	—
Realized gains (losses)	—	1	(3)	—	7	(1)	7	7	—		8		#	7	—
Affordable housing	(8)	(7)	(17)	(6)	(7)	(15)	(13)	1	13%		2	13%		(1)	(17)%
Other	2	(13)	(21)	(15)	(15)	(1)	(30)	(17)		#	(29)		#	—	—
Total net investment income	$12	$(9)	$(36)	$(21)	$(15)	$20	$(36)	$(27)		#	$(56)		#	$6	29%

Balance Sheet Metrics
Allocated equity	$1,730	$1,224	$115	$484	$2,087	$1,730	$2,087	$357	21%		$357	21%		$1,603	#

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Second Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(13)	$(13)	$(12)	$(23)	$(34)	$(26)	$(57)	$(21)	#	$(31)	#	$(11)	(48)%
Distribution fees	(253)	(236)	(235)	(248)	(208)	(504)	(456)	45	18%	48	10%	40	16%
Net investment income	(2)	(2)	—	—	—	(4)	—	2	#	4	#	—	—
Premiums	(8)	(8)	(8)	(5)	(8)	(15)	(13)	—	—	2	13%	(3)	(60)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(276)	(259)	(255)	(276)	(250)	(549)	(526)	26	9%	23	4%	26	9%
Banking and deposit interest expense	(2)	(2)	(2)	(1)	—	(5)	(1)	2	#	4	80%	1	#
Total net revenues	(274)	(257)	(253)	(275)	(250)	(544)	(525)	24	9%	19	3%	25	9%

Expenses
Distribution expenses	(223)	(209)	(199)	(222)	(187)	(444)	(409)	36	16%	35	8%	35	16%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(51)	(48)	(54)	(53)	(63)	(100)	(116)	(12)	(24)%	(16)	(16)%	(10)	(19)%
Total expenses	(274)	(257)	(253)	(275)	(250)	(544)	(525)	24	9%	19	3%	25	9%
Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)	The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009
Assets
Cash and cash equivalents	$3,373	$4,043	$6,228	$5,796	$4,469
Investments	29,506	28,101	27,522	30,738	34,793
Separate account assets	58,725	52,762	44,746	42,014	48,661
Receivables	3,614	3,921	3,887	3,579	4,067
Deferred acquisition costs	4,513	4,374	4,383	4,237	4,361
Restricted and segregated cash	994	1,837	1,883	1,811	1,730
Other assets	3,444	4,013	6,928	6,406	5,133
Total assets	$104,169	$99,051	$95,577	$94,581	$103,214

Liabilities
Future policy benefits and claims	$26,744	$26,981	$29,293	$30,956	$30,916
Separate account liabilities	58,725	52,762	44,746	42,014	48,661
Customer deposits	6,378	7,723	8,229	8,465	9,216
Debt	2,018	2,080	2,027	1,922	2,435
Accounts payable and accrued expenses	890	758	887	713	825
Other liabilities	1,714	1,638	3,928	3,874	2,787
Total liabilities	96,469	91,942	89,110	87,944	94,840

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,649	4,704	4,688	4,719	5,641
Retained earnings	5,111	5,004	4,592	4,817	4,875
Treasury stock	(1,927)	(2,021)	(2,012)	(2,021)	(2,021)
Accumulated other comprehensive loss, net of tax	(522)	(973)	(1,093)	(1,134)	(388)
Total Ameriprise Financial shareholders’ equity	7,314	6,717	6,178	6,384	8,110
Noncontrolling interest	386	392	289	253	264
Total equity	7,700	7,109	6,467	6,637	8,374
Total liabilities and shareholders’ equity	$104,169	$99,051	$95,577	$94,581	$103,214

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,990
Junior subordinated notes (2)	500	500	457	344	322

Non-recourse debt
Debt for inverse floaters	18	12	6	6	6
Debt of property fund limited partnerships	—	68	64	72	117
Total non-recourse debt	18	80	70	78	123
Total debt	$2,018	$2,080	$2,027	$1,922	$2,435

Total debt	$2,018	$2,080	$2,027	$1,922	$2,435
Total non-recourse debt	(18)	(80)	(70)	(78)	(123)
Total debt excluding non-recourse debt (1)	2,000	2,000	1,957	1,844	2,312
Junior subordinated notes 75% equity credit (2)	(375)	(375)	(343)	(258)	(242)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,625	$1,614	$1,586	$2,071

Total Ameriprise Financial shareholders’ equity	$7,314	$6,717	$6,178	$6,384	$8,110
Total capital	9,332	8,797	8,205	8,306	10,545
Total capital excluding non-recourse debt (1)	$9,314	$8,717	$8,135	$8,228	$10,422

Other Information
Debt to total capital	21.6%	23.6%	24.7%	23.1%	23.1%
Debt to total capital excluding non-recourse debt (1)	21.5%	22.9%	24.1%	22.4%	22.2%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	17.4%	18.6%	19.8%	19.3%	19.9%

Ratings (as of June 30, 2009)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)	See non-GAAP Financial Information.
(2)	The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.
(3)	For the most current ratings information, please see the individual rating agency’s website.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009
Cash and cash equivalents	$3,373	$4,043	$6,228	$5,796	$4,469

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	13,319	12,593	12,599	12,969	15,016

Residential mortgage backed securities	6,013	5,741	5,235	6,720	7,434
Commercial mortgage backed securities	2,841	2,711	2,733	3,438	4,056
Asset backed securities	1,073	1,053	958	1,305	1,909
Total mortgage and other asset backed securities	9,927	9,505	8,926	11,463	13,399

Other structured investments	38	35	50	38	49
State and municipal obligations	991	923	873	947	1,089
US government and agencies obligations	326	265	271	188	185
Foreign government bonds and obligations	110	107	107	105	106
Common and preferred stocks	54	49	37	23	39
Other AFS	26	18	10	29	28
Total other	1,545	1,397	1,348	1,330	1,496
Total available-for-sale securities	24,791	23,495	22,873	25,762	29,911

Commercial mortgage loans	3,058	2,939	2,906	2,871	2,786
Allowance for loan losses	(18)	(18)	(19)	(19)	(28)
Commercial mortgage loans, net	3,040	2,921	2,887	2,852	2,758

Policy loans	725	730	729	722	715
Trading securities	379	374	501	874	904
Other investments	571	581	532	528	505
Total investments	29,506	28,101	27,522	30,738	34,793

Total cash, cash equivalents and investments	$32,879	$32,144	$33,750	$36,534	$39,262

SFAS 115 Mark-to-market AFS	$(915)	$(1,517)	$(1,835)	$(1,822)	$(577)

AFS Fixed Maturity Asset Quality - %
AAA	42%	41%	40%	42%	42%
AA	10%	8%	7%	6%	4%
AFS securities AA and above	52%	49%	47%	48%	46%
A	17%	17%	19%	15%	13%
BBB	24%	27%	29%	31%	34%
Below investment grade	7%	7%	5%	6%	7%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	7%	7%	5%	6%	7%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures include:

• Pretax income (loss) margin and Pretax segment income (loss) margin;

• Net income (loss) attributable to Ameriprise Financial margin;

• Pretax return on allocated equity;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit;

• Total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt and 75% equity credit;

• Pretax operating earnings; and

• Pretax operating earnings margin.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinated debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represent the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our  Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Management segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by Total Capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interest and income tax provision (benefit).

Pretax Segment Income (Loss) Margin or Pretax Income (Loss) Margin - A ratio representing pretax income (loss) or pretax segment income (loss) as a percentage of total net revenues.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses).

Pretax Operating Earnings Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income (loss) for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total Ameriprise Financial shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Domestic Mutual Fund Performance and

Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
Seligman Emerging Markets Fund (2)	78.80	6/30/2009	2.53	-27.31	30%	4.53	11%	14.53	20%	7.00	77%	5/28/1996	5.23	5/31/1996	57%	5.75	-31.49	2.49	13.18	6.37	4.75
Lipper Fund Ranking / Total Funds in Category					96 / 325		25 / 233		36 / 184		82 / 106				32 / 56
Threadneedle Emerging Markets Fund	337.90	6/30/2009	1.87	-34.39	67%	0.81	51%	12.59	52%	7.44	71%	11/13/1996	6.36	11/14/1996	44%	5.75	-38.16	-1.16	11.26	6.80	5.86
Lipper Fund Ranking / Total Funds in Category					218 / 325		118 / 233		95 / 184		75 / 106				28 / 64
Equity Income Funds
RiverSource Diversified Equity Income Fund	3,953.30	6/30/2009	1.08	-30.94	87%	-10.42	78%	0.03	38%	1.70	27%	10/15/1990	8.83	10/18/1990	43%	5.75	-34.91	-12.17	-1.15	1.10	8.48
Lipper Fund Ranking / Total Funds in Category					256 / 295		183 / 235		70 / 187		28 / 104				11 / 25
RiverSource Dividend Opportunity Fund	1,060.80	6/30/2009	1.11	-23.98	50%	-7.37	47%	0.65	25%	-1.32	77%	8/1/1988	6.97	8/31/1988	81%	5.75	-28.35	-9.18	-0.53	-1.90	6.67
Lipper Fund Ranking / Total Funds in Category					147 / 295		109 / 235		47 / 187		80 / 104				17 / 20
European Region Funds
Threadneedle European Equity Fund	62.70	6/30/2009	1.58	-27.74	13%	-5.13	15%	4.30	26%			6/26/2000	-1.06	6/26/2000	69%	5.75	-31.89	-6.98	3.07		-1.70
Lipper Fund Ranking / Total Funds in Category					13 / 107		14 / 96		22 / 86						41 / 59
Extended U.S. Large-Cap Core Funds
RiverSource 120/20 Contrarian Equity Fund	36.00	6/30/2009	1.79	-24.07	22%							10/18/2007	-25.89	10/18/2007	42%	5.75	-28.44				-28.43
Lipper Fund Ranking / Total Funds in Category					9 / 40										10 / 23
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,228.70	6/30/2009	1.04	-21.19	74%	-5.48	74%	0.58	62%	0.57	76%	1/23/1985	8.74	1/31/1985	60%	5.75	-25.72	-7.33	-0.61	-0.02	8.47
Lipper Fund Ranking / Total Funds in Category					128 / 173		85 / 114		51 / 82		38 / 49				3 / 4
Global Large Cap Growth Funds
Seligman Global Growth Fund (2)	17.00	6/30/2009	2.24	-39.41	74%	-11.62	80%	-4.82	83%	-4.46	92%	11/1/1995	0.99	11/2/1995	95%	5.75	-42.89	-13.35	-5.94	-5.03	0.55
Lipper Fund Ranking / Total Funds in Category					64 / 86		51 / 63		39 / 46		31 / 33				17 / 17
Threadneedle Global Equity Fund	439.90	6/30/2009	1.46	-30.20	44%	-7.90	61%	2.34	13%	-1.88	83%	5/29/1990	3.59	5/31/1990	75%	5.75	-34.22	-9.70	1.14	-2.46	3.27
Lipper Fund Ranking / Total Funds in Category					38 / 86		39 / 63		6 / 46		28 / 33				3 / 3
Global Multi Cap Growth Funds
Threadneedle Global Equity Income Fund	24.00	6/30/2009	4.62									8/1/2008				5.75
Lipper Fund Ranking / Total Funds in Category
Global Real Estate Funds
Seligman LaSalle Global Real Estate Fund (2)	11.50	6/30/2009	2.38	-46.55	98%							12/29/2006	-31.28	12/29/2006	95%	5.75	-49.62				-32.88
Lipper Fund Ranking / Total Funds in Category					80 / 81										52 / 54
Global Small-/Mid-Cap Funds
Seligman Global Smaller Companies Fund (2)	75.80	6/30/2009	1.93	-32.91	73%	-11.72	77%	-0.58	72%	-0.63	80%	8/31/1992	5.51	8/31/1992	72%	5.75	-36.77	-13.45	-1.75	-1.21	5.14
Lipper Fund Ranking / Total Funds in Category					52 / 71		46 / 59		41 / 56		23 / 28				5 / 6
Global Science & Technology Funds
RiverSource Global Technology Fund	115.60	6/30/2009	1.45	-21.99	59%	-3.47	56%	-0.11	48%	-3.06	41%	11/13/1996	2.36	11/14/1996	86%	5.75	-26.48	-5.36	-1.28	-3.63	1.88
Lipper Fund Ranking / Total Funds in Category					46 / 78		41 / 73		32 / 67		9 / 21				12 / 13
Seligman Global Technology Fund	254.70	6/30/2009	1.77	-16.27	19%	0.31	2%	2.93	3%	0.12	14%	5/23/1994	8.82	5/26/1994	25%	5.75	-21.09	-1.65	1.71	-0.47	8.40
Lipper Fund Ranking / Total Funds in Category					15 / 78		1 / 73		2 / 67		3 / 21				1 / 3
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	120.00	6/30/2009	1.53	-21.13	40%	2.66	62%	12.92	70%	13.79	87%	4/22/1985	7.44	4/30/1985	50%	5.75	-25.67	0.66	11.59	13.12	7.18
Lipper Fund Ranking / Total Funds in Category					27 / 67		33 / 53		34 / 48		26 / 29				5 / 9
Industrials Funds
RiverSource Recovery and Infrastructure Fund	175.80	6/30/2009	1.98									2/19/2009				5.75
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
Threadneedle International Opportunity Fund	359.10	6/30/2009	1.45	-31.25	43%	-7.75	42%	2.22	42%	-1.92	92%	11/15/1984	6.57	11/30/1984	88%	5.75	-35.20	-9.56	1.01	-2.50	6.31
Lipper Fund Ranking / Total Funds in Category					140 / 332		120 / 288		105 / 251		134 / 145				7 / 7
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	332.70	6/30/2009	1.43	-39.41	87%	-10.93	77%					5/18/2006	-11.01	5/18/2006	76%	5.75	-42.90	-12.68			-12.69
Lipper Fund Ranking / Total Funds in Category					132 / 152		82 / 106								78 / 102
RiverSource Partners International Select Growth Fund (2)	359.10	6/30/2009	1.56	-36.63	76%	-8.56	58%	2.58	55%			9/28/2001	5.00	9/28/2001	50%	5.75	-40.27	-10.35	1.37		4.20
Lipper Fund Ranking / Total Funds in Category					115 / 152		61 / 106		39 / 70						30 / 59
Seligman International Growth Fund (2)	29.80	6/30/2009	2.10	-45.00	97%	-14.81	95%	-5.07	92%	-6.83	91%	4/2/1992	0.26	4/2/1992	67%	5.75	-48.16	-16.48	-6.19	-7.38	-0.08
Lipper Fund Ranking / Total Funds in Category					148 / 152		101 / 106		65 / 70		28 / 30				2 / 2
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	846.20	6/30/2009	1.29	-37.03	81%	-12.58	91%	0.28	72%			9/28/2001	4.87	9/28/2001	60%	5.75	-40.65	-14.29	-0.90		4.07
Lipper Fund Ranking / Total Funds in Category					98 / 120		75 / 82		48 / 66						30 / 49
International Small/Mid Cap Growth Funds
RiverSource Partners International Small Cap Fund (2)	47.40	6/30/2009	1.97	-38.52	81%	-11.53	81%	-1.48	94%			10/3/2002	7.17	10/3/2002	93%	5.75	-42.05	-13.25	-2.64		6.24
Lipper Fund Ranking / Total Funds in Category					76 / 93		66 / 81		60 / 63						50 / 53

Equity Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
Seligman Emerging Markets Fund (2)	78.80	6/30/2009	2.53	-27.31	30%	4.53	11%	14.53	20%	7.00	77%	5/28/1996	5.23	5/31/1996	57%	5.75	-31.49	2.49	13.18	6.37	4.75
Lipper Fund Ranking / Total Funds in Category					96 / 325		25 / 233		36 / 184		82 / 106				32 / 56
Threadneedle Emerging Markets Fund	337.90	6/30/2009	1.87	-34.39	67%	0.81	51%	12.59	52%	7.44	71%	11/13/1996	6.36	11/14/1996	44%	5.75	-38.16	-1.16	11.26	6.80	5.86
Lipper Fund Ranking / Total Funds in Category					218 / 325		118 / 233		95 / 184		75 / 106				28 / 64
Equity Income Funds
RiverSource Diversified Equity Income Fund	3,953.30	6/30/2009	1.08	-30.94	87%	-10.42	78%	0.03	38%	1.70	27%	10/15/1990	8.83	10/18/1990	43%	5.75	-34.91	-12.17	-1.15	1.10	8.48
Lipper Fund Ranking / Total Funds in Category					256 / 295		183 / 235		70 / 187		28 / 104				11 / 25
RiverSource Dividend Opportunity Fund	1,060.80	6/30/2009	1.11	-23.98	50%	-7.37	47%	0.65	25%	-1.32	77%	8/1/1988	6.97	8/31/1988	81%	5.75	-28.35	-9.18	-0.53	-1.90	6.67
Lipper Fund Ranking / Total Funds in Category					147 / 295		109 / 235		47 / 187		80 / 104				17 / 20
European Region Funds
Threadneedle European Equity Fund	62.70	6/30/2009	1.58	-27.74	13%	-5.13	15%	4.30	26%			6/26/2000	-1.06	6/26/2000	69%	5.75	-31.89	-6.98	3.07		-1.70
Lipper Fund Ranking / Total Funds in Category					13 / 107		14 / 96		22 / 86						41 / 59
Extended U.S. Large-Cap Core Funds
RiverSource 120/20 Contrarian Equity Fund	36.00	6/30/2009	1.79	-24.07	22%							10/18/2007	-25.89	10/18/2007	42%	5.75	-28.44				-28.43
Lipper Fund Ranking / Total Funds in Category					9 / 40										10 / 23
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,228.70	6/30/2009	1.04	-21.19	74%	-5.48	74%	0.58	62%	0.57	76%	1/23/1985	8.74	1/31/1985	60%	5.75	-25.72	-7.33	-0.61	-0.02	8.47
Lipper Fund Ranking / Total Funds in Category					128 / 173		85 / 114		51 / 82		38 / 49				3 / 4
Global Large Cap Growth Funds
Seligman Global Growth Fund (2)	17.00	6/30/2009	2.24	-39.41	74%	-11.62	80%	-4.82	83%	-4.46	92%	11/1/1995	0.99	11/2/1995	95%	5.75	-42.89	-13.35	-5.94	-5.03	0.55
Lipper Fund Ranking / Total Funds in Category					64 / 86		51 / 63		39 / 46		31 / 33				17 / 17
Threadneedle Global Equity Fund	439.90	6/30/2009	1.46	-30.20	44%	-7.90	61%	2.34	13%	-1.88	83%	5/29/1990	3.59	5/31/1990	75%	5.75	-34.22	-9.70	1.14	-2.46	3.27
Lipper Fund Ranking / Total Funds in Category					38 / 86		39 / 63		6 / 46		28 / 33				3 / 3
Global Multi Cap Growth Funds
Threadneedle Global Equity Income Fund	24.00	6/30/2009	4.62									8/1/2008				5.75
Lipper Fund Ranking / Total Funds in Category
Global Real Estate Funds
Seligman LaSalle Global Real Estate Fund (2)	11.50	6/30/2009	2.38	-46.55	98%							12/29/2006	-31.28	12/29/2006	95%	5.75	-49.62				-32.88
Lipper Fund Ranking / Total Funds in Category					80 / 81										52 / 54
Global Small-/Mid-Cap Funds
Seligman Global Smaller Companies Fund (2)	75.80	6/30/2009	1.93	-32.91	73%	-11.72	77%	-0.58	72%	-0.63	80%	8/31/1992	5.51	8/31/1992	72%	5.75	-36.77	-13.45	-1.75	-1.21	5.14
Lipper Fund Ranking / Total Funds in Category					52 / 71		46 / 59		41 / 56		23 / 28				5 / 6
Global Science & Technology Funds
RiverSource Global Technology Fund	115.60	6/30/2009	1.45	-21.99	59%	-3.47	56%	-0.11	48%	-3.06	41%	11/13/1996	2.36	11/14/1996	86%	5.75	-26.48	-5.36	-1.28	-3.63	1.88
Lipper Fund Ranking / Total Funds in Category					46 / 78		41 / 73		32 / 67		9 / 21				12 / 13
Seligman Global Technology Fund	254.70	6/30/2009	1.77	-16.27	19%	0.31	2%	2.93	3%	0.12	14%	5/23/1994	8.82	5/26/1994	25%	5.75	-21.09	-1.65	1.71	-0.47	8.40
Lipper Fund Ranking / Total Funds in Category					15 / 78		1 / 73		2 / 67		3 / 21				1 / 3
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	120.00	6/30/2009	1.53	-21.13	40%	2.66	62%	12.92	70%	13.79	87%	4/22/1985	7.44	4/30/1985	50%	5.75	-25.67	0.66	11.59	13.12	7.18
Lipper Fund Ranking / Total Funds in Category					27 / 67		33 / 53		34 / 48		26 / 29				5 / 9
Industrials Funds
RiverSource Recovery and Infrastructure Fund	175.80	6/30/2009	1.98									2/19/2009				5.75
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
Threadneedle International Opportunity Fund	359.10	6/30/2009	1.45	-31.25	43%	-7.75	42%	2.22	42%	-1.92	92%	11/15/1984	6.57	11/30/1984	88%	5.75	-35.20	-9.56	1.01	-2.50	6.31
Lipper Fund Ranking / Total Funds in Category					140 / 332		120 / 288		105 / 251		134 / 145				7 / 7
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	332.70	6/30/2009	1.43	-39.41	87%	-10.93	77%					5/18/2006	-11.01	5/18/2006	76%	5.75	-42.90	-12.68			-12.69
Lipper Fund Ranking / Total Funds in Category					132 / 152		82 / 106								78 / 102
RiverSource Partners International Select Growth Fund (2)	359.10	6/30/2009	1.56	-36.63	76%	-8.56	58%	2.58	55%			9/28/2001	5.00	9/28/2001	50%	5.75	-40.27	-10.35	1.37		4.20
Lipper Fund Ranking / Total Funds in Category					115 / 152		61 / 106		39 / 70						30 / 59
Seligman International Growth Fund (2)	29.80	6/30/2009	2.10	-45.00	97%	-14.81	95%	-5.07	92%	-6.83	91%	4/2/1992	0.26	4/2/1992	67%	5.75	-48.16	-16.48	-6.19	-7.38	-0.08
Lipper Fund Ranking / Total Funds in Category					148 / 152		101 / 106		65 / 70		28 / 30				2 / 2
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	846.20	6/30/2009	1.29	-37.03	81%	-12.58	91%	0.28	72%			9/28/2001	4.87	9/28/2001	60%	5.75	-40.65	-14.29	-0.90		4.07
Lipper Fund Ranking / Total Funds in Category					98 / 120		75 / 82		48 / 66						30 / 49
International Small/Mid Cap Growth Funds
RiverSource Partners International Small Cap Fund (2)	47.40	6/30/2009	1.97	-38.52	81%	-11.53	81%	-1.48	94%			10/3/2002	7.17	10/3/2002	93%	5.75	-42.05	-13.25	-2.64		6.24
Lipper Fund Ranking / Total Funds in Category					76 / 93		66 / 81		60 / 63						50 / 53

Equity Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)													Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since				Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Large Cap Core Funds
RiverSource Large Cap Equity Fund	2,178.80	6/30/2009	1.05	-32.59	97%	-12.37	95%	-5.57	95%			3/28/2002	-3.61		3/28/2002	92%	5.75	-36.47	-14.09	-6.68		-4.39
Lipper Fund Ranking / Total Funds in Category					905 / 939		769 / 812		639 / 674							488 / 532
RiverSource Disciplined Equity Fund	1,788.90	6/30/2009	0.96	-29.80	88%	-10.38	85%	-3.42	76%			4/24/2003	1.16		4/24/2003	66%	5.75	-33.84	-12.13	-4.55		0.20
Lipper Fund Ranking / Total Funds in Category					822 / 939		690 / 812		507 / 674							395 / 599
Large Cap Growth Funds
RiverSource Growth Fund	1,202.60	6/30/2009	1.04	-26.46	49%	-10.46	94%	-3.82	81%	-6.77	94%	3/1/1972	9.76		3/31/1972	49%	5.75	-30.69	-12.21	-4.95	-7.32	9.59
Lipper Fund Ranking / Total Funds in Category					407 / 842		669 / 718		488 / 603		295 / 313					13 / 26
Seligman Growth Fund	238.00	6/30/2009	1.28	-34.77	92%	-6.41	53%	-2.41	58%	-4.86	81%	12/31/1936		^			5.75	-38.52	-8.24	-3.56	-5.42		^
Lipper Fund Ranking / Total Funds in Category					775 / 842		374 / 718		347 / 603		253 / 313
Large Cap Value Fund
RiverSource Equity Value Fund	568.70	6/30/2009	1.11	-30.03	81%	-9.33	40%	-0.01	10%	-0.54	48%	3/20/1995	5.47		3/23/1995	64%	5.75	-34.05	-11.11	-1.19	-1.13	5.03
Lipper Fund Ranking / Total Funds in Category					459 / 566		192 / 487		38 / 412		92 / 192					68 / 106
RiverSource Large Cap Value Fund	38.20	6/30/2009	1.31	-29.16	75%	-12.03	84%	-4.28	87%			6/27/2002	-0.78		6/27/2002	86%	5.75	-33.23	-13.75	-5.41		-1.61
Lipper Fund Ranking / Total Funds in Category					425 / 566		409 / 487		359 / 412							273 / 320
Seligman Large Cap Value Fund	137.30	6/30/2009	1.55	-24.64	24%	-7.21	12%	-0.12	10%	0.14	32%	4/25/1997	4.02		4/25/1997	40%	5.75	-28.97	-9.02	-1.30	-0.45	3.52
Lipper Fund Ranking / Total Funds in Category					135 / 566		55 / 487		41 / 412		60 / 192					18 / 45
Long-Short Equity Funds
Threadneedle Global Extended Alpha Fund	6.50	6/30/2009	5.55									8/1/2008					5.75
Lipper Fund Ranking / Total Funds in Category
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	171.00	6/30/2009	1.32	-31.09	66%	-15.04	97%					5/18/2006	-14.69		5/18/2006	98%	5.75	-35.05	-16.70			-16.29
Lipper Fund Ranking / Total Funds in Category					251 / 382		296 / 305									291 / 298
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	585.40	6/30/2009	1.16	-17.91	6%	-5.20	22%	-0.81	48%	0.58	55%	6/4/1957		^			5.75	-22.63	-7.05	-1.98	-0.01		^
Lipper Fund Ranking / Total Funds in Category					28 / 525		97 / 460		179 / 379		98 / 180
RiverSource Partners Aggressive Growth Fund (2)	302.60	6/30/2009	1.65	-40.16	89%	-9.68	68%	-2.07	67%			4/24/2003	4.40		4/24/2003	49%	5.75	-43.60	-11.45	-3.23		3.41
Lipper Fund Ranking / Total Funds in Category					468 / 525		311 / 460		251 / 379							165 / 342
Seligman Capital Fund	198.80	6/30/2009	1.54	-38.11	83%	-8.79	59%	-3.24	78%	0.34	57%	12/24/1969	10.60		12/31/1969	10%	5.75	-41.67	-10.57	-4.38	-0.25	10.43
Lipper Fund Ranking / Total Funds in Category					435 / 525		271 / 460		293 / 379		102 / 180					1 / 10
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	1,762.80	6/30/2009	1.28	-32.76	91%	-10.65	70%	0.71	15%			2/14/2002	4.39		2/14/2002	20%	5.75	-36.63	-12.40	-0.47		3.56
Lipper Fund Ranking / Total Funds in Category					266 / 292		164 / 236		27 / 179							25 / 130
RiverSource Partners Select Value Fund (2)	257.50	6/30/2009	1.53	-27.88	55%	-8.30	27%	-1.40	60%			3/8/2002	1.80		3/8/2002	49%	5.75	-32.03	-10.09	-2.56		0.98
Lipper Fund Ranking / Total Funds in Category					161 / 292		63 / 236		108 / 179							66 / 135
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	8.10	6/30/2009	1.53	-17.46	67%	-4.13	79%					5/18/2006	-3.92		5/18/2006	77%	5.75	-22.21	-6.01			-5.73
Lipper Fund Ranking / Total Funds in Category					124 / 185		89 / 112									79 / 102
Mixed-Asset Target 2015 Funds
RiverSource Retirement Plus 2015 Fund	19.00	6/30/2009	1.33	-21.05	68%	-5.69	74%					5/18/2006	-5.38		5/18/2006	72%	5.75	-25.59	-7.53			-7.16
Lipper Fund Ranking / Total Funds in Category					82 / 120		39 / 52									35 / 48
Seligman TargETFund 2015	24.30	6/30/2009	1.50	-24.90	89%	-7.70	95%					10/3/2005	-4.55		10/3/2005	94%	5.75	-29.21	-9.51			-6.05
Lipper Fund Ranking / Total Funds in Category					107 / 120		50 / 52									40 / 42
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2020 Fund	19.90	6/30/2009	1.37	-24.12	85%	-6.98	84%					5/18/2006	-6.69		5/18/2006	88%	5.75	-28.48	-8.80			-8.45
Lipper Fund Ranking / Total Funds in Category					142 / 167		78 / 92									76 / 86
Mixed-Asset Target 2025 Funds
RiverSource Retirement Plus 2025 Fund	22.20	6/30/2009	1.41	-26.01	80%	-8.06	72%					5/18/2006	-7.76		5/18/2006	71%	5.75	-30.26	-9.85			-9.50
Lipper Fund Ranking / Total Funds in Category					80 / 99		27 / 37									24 / 33
Seligman TargETFund 2025	29.40	6/30/2009	1.56	-27.05	84%	-8.14	74%					10/3/2005	-4.62		10/3/2005	60%	5.75	-31.25	-9.93			-6.12
Lipper Fund Ranking / Total Funds in Category					84 / 99		28 / 37									19 / 31
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2030 Fund	24.30	6/30/2009	1.36	-26.13	62%	-8.02	78%					5/18/2006	-7.64		5/18/2006	71%	5.75	-30.38	-9.82			-9.38
Lipper Fund Ranking / Total Funds in Category					99 / 160		70 / 89									59 / 83
Mixed-Asset Target 2035 Funds
RiverSource Retirement Plus 2035 Fund	15.70	6/30/2009	1.55	-26.14	56%	-8.06	56%					5/18/2006	-7.86		5/18/2006	50%	5.75	-30.38	-9.85			-9.59
Lipper Fund Ranking / Total Funds in Category					53 / 94		19 / 33									15 / 29
Seligman TargETFund 2035	8.50	6/30/2009	2.53	-26.44	63%							10/2/2006	-8.80		10/2/2006	43%	5.75	-30.67				-10.74
Lipper Fund Ranking / Total Funds in Category					59 / 94											18 / 41

Equity Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)													Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since				Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2040 Fund	11.00	6/30/2009	1.90	-25.98	45%	-7.95	40%					5/18/2006	-7.63		5/18/2006	37%	5.75	-30.23	-9.75			-9.37
Lipper Fund Ranking / Total Funds in Category					68 / 152		33 / 82									28 / 76
Mixed-Asset Target 2045 Funds
RiverSource Retirement Plus 2045 Fund	10.20	6/30/2009	2.08	-26.29	48%	-8.15	36%					5/18/2006	-7.82		5/18/2006	37%	5.75	-30.53	-9.95			-9.56
Lipper Fund Ranking / Total Funds in Category					42 / 88		10 / 27									8 / 21
Seligman TargETFund 2045	4.40	6/30/2009	3.09	-26.54	52%							10/2/2006	-8.78		10/2/2006	34%	5.75	-30.77				-10.72
Lipper Fund Ranking / Total Funds in Category					46 / 88											12 / 35
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	225.50	6/30/2009	1.06	-4.74	18%	1.39	18%	2.56	20%			3/4/2004	2.31		3/4/2004	21%	4.75	-9.26	-0.24	1.56		1.38
Lipper Fund Ranking / Total Funds in Category					76 / 423		61 / 345		42 / 209							40 / 196
RiverSource Portfolio Builder Moderate Conservative Fund	368.40	6/30/2009	1.09	-9.27	57%	-0.14	42%	2.37	24%			3/4/2004	2.09		3/4/2004	24%	4.75	-13.58	-1.75	1.38		1.16
Lipper Fund Ranking / Total Funds in Category					240 / 423		144 / 345		50 / 209							46 / 196
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	896.50	6/30/2009	1.21	-19.26	58%	-4.20	42%	0.86	29%			3/4/2004	0.70		3/4/2004	27%	5.75	-23.90	-6.08	-0.33		-0.42
Lipper Fund Ranking / Total Funds in Category					382 / 666		226 / 539		127 / 441							115 / 430
Seligman Income and Growth Fund	37.30	6/30/2009	1.53	-27.12	95%	-10.41	99%	-4.67	99%	-2.83	98%	3/31/1947		^			5.75	-31.31	-12.16	-5.80	-3.40		^
Lipper Fund Ranking / Total Funds in Category					628 / 666		531 / 539		437 / 441		236 / 242
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	547.70	6/30/2009	0.95	-18.13	77%	-5.56	83%	-0.75	82%	-2.65	99%	4/16/1940		^			5.75	-22.83	-7.41	-1.92	-3.23		^
Lipper Fund Ranking / Total Funds in Category					402 / 527		323 / 389		242 / 296		147 / 148
RiverSource Portfolio Builder Moderate Fund	964.80	6/30/2009	1.13	-13.90	38%	-1.93	28%	1.89	23%			3/4/2004	1.69		3/4/2004	18%	5.75	-18.85	-3.85	0.69		0.56
Lipper Fund Ranking / Total Funds in Category					200 / 527		108 / 389		68 / 296							49 / 275
Seligman Asset Allocation Balanced Fund	7.90	6/30/2009	2.56	-27.96	97%	-8.17	94%	-2.43	93%			1/10/2000	-3.08		1/10/2000	99%	5.75	-32.10	-9.96	-3.58		-3.68
Lipper Fund Ranking / Total Funds in Category					512 / 527		363 / 389		276 / 296							150 / 151
Seligman TargETFund Core	53.40	6/30/2009	1.34	-19.22	82%	-5.49	83%					10/3/2005	-3.45		10/3/2005	83%	5.75	-23.86	-7.34			-4.96
Lipper Fund Ranking / Total Funds in Category					429 / 527		320 / 389									296 / 357
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	435.30	6/30/2009	1.13	-27.41	57%							5/17/2007	-18.00		5/17/2007	42%	5.75	-31.59				-20.26
Lipper Fund Ranking / Total Funds in Category					433 / 763											283 / 687
RiverSource Partners Fundamental Value Fund (2)	520.10	6/30/2009	1.27	-28.09	60%	-9.65	72%	-2.41	69%			6/18/2001	-0.61		6/18/2001	53%	5.75	-32.22	-11.42	-3.56		-1.34
Lipper Fund Ranking / Total Funds in Category					456 / 763		443 / 618		318 / 462							147 / 279
RiverSource Portfolio Builder Aggressive Fund	419.40	6/30/2009	1.28	-24.13	29%	-6.57	24%	-0.19	19%			3/4/2004	-0.31		3/4/2004	19%	5.75	-28.49	-8.39	-1.37		-1.41
Lipper Fund Ranking / Total Funds in Category					214 / 763		144 / 618		87 / 462							81 / 431
RiverSource Portfolio Builder Total Equity Fund	347.10	6/30/2009	1.33	-29.17	69%	-9.05	64%	-1.32	40%			3/4/2004	-1.41		3/4/2004	40%	5.75	-33.25	-10.83	-2.48		-2.50
Lipper Fund Ranking / Total Funds in Category					526 / 763		391 / 618		182 / 462							169 / 431
Seligman Asset Allocation Aggressive Growth Fund	12.10	6/30/2009	2.73	-30.26	78%	-7.04	30%	0.12	15%			1/10/2000	-1.17		1/10/2000	56%	5.75	-34.27	-8.85	-1.06		-1.79
Lipper Fund Ranking / Total Funds in Category					590 / 763		183 / 618		66 / 462							109 / 196
Seligman Asset Allocation Growth Fund	18.80	6/30/2009	2.56	-31.48	85%	-8.10	47%	-0.74	29%			1/10/2000	-1.65		1/10/2000	59%	5.75	-35.42	-9.89	-1.91		-2.26
Lipper Fund Ranking / Total Funds in Category					644 / 763		288 / 618		132 / 462							116 / 196
Seligman Asset Allocation Moderate Growth Fund	19.00	6/30/2009	2.43	-31.40	84%	-8.19	49%	-1.20	38%			1/10/2000	-2.00		1/10/2000	62%	5.75	-35.35	-9.99	-2.37		-2.61
Lipper Fund Ranking / Total Funds in Category					638 / 763		299 / 618		172 / 462							122 / 196
Seligman Common Stock Fund	89.50	6/30/2009	1.35	-36.05	93%	-14.64	98%	-7.32	98%	-6.84	98%	12/31/1929		^			5.75	-39.73	-16.31	-8.41	-7.39		^
Lipper Fund Ranking / Total Funds in Category					709 / 763		603 / 618		451 / 462		173 / 176
Multi Cap Value Fund
RiverSource Disciplined Large Cap Value Fund	188.10	6/30/2009	4.21									8/1/2008					5.75
Lipper Fund Ranking / Total Funds in Category
Real Estate Funds
RiverSource Real Estate Fund	135.00	6/30/2009	1.45	-43.23	50%	-18.82	49%	-2.72	37%			3/4/2004	-2.36		3/4/2004	27%	5.75	-46.49	-20.41	-3.87		-3.44
Lipper Fund Ranking / Total Funds in Category					127 / 256		105 / 215		68 / 185							44 / 164
Seligman LaSalle Monthly Dividend Real Estate Fund (2)	20.20	6/30/2009	1.97	-52.13	91%	-25.88	91%	-10.27	91%			7/16/2003	-5.77		7/16/2003	92%	5.75	-54.88	-27.33	-11.33		-6.70
Lipper Fund Ranking / Total Funds in Category					232 / 256		195 / 215		168 / 185							125 / 135
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	114.70	6/30/2009	0.74	-26.09	12%	-8.53	45%	-2.66	56%			10/25/1999	-2.31		10/28/1999	75%	N/A	-26.09	-8.53	-2.66		-2.31
Science & Technology Funds
Seligman Communications & Information Fund	2,838.60	6/30/2009	1.50	-12.38	10%	2.64	7%	4.83	9%	1.67	15%	6/23/1983	12.86		6/30/1983	20%	5.75	-17.41	0.63	3.59	1.07	12.60
Lipper Fund Ranking / Total Funds in Category					14 / 154		9 / 139		10 / 122		7 / 48					1 / 4

Equity Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Small Cap Core Funds
RiverSource Partners Small Cap Equity Fund (2)	121.60	6/30/2009	1.70	-31.01	86%	-11.50	66%	-2.60	63%			3/8/2002	0.02	3/8/2002	77%	5.75	-34.98	-13.23	-3.74		-0.79
Lipper Fund Ranking / Total Funds in Category					659 / 772		409 / 621		318 / 507						303 / 396
RiverSource Partners Small Cap Value Fund (2)	308.00	6/30/2009	1.57	-20.98	18%	-10.25	52%	-1.56	47%			6/18/2001	3.44	6/18/2001	35%	5.75	-25.52	-12.01	-2.72		2.68
Lipper Fund Ranking / Total Funds in Category					132 / 772		319 / 621		238 / 507						119 / 339
RiverSource Small Cap Advantage Fund	150.50	6/30/2009	1.54	-21.89	24%	-11.72	69%	-3.09	71%	1.52	90%	5/4/1999	2.02	5/6/1999	90%	5.75	-26.38	-13.44	-4.23	0.92	1.43
Lipper Fund Ranking / Total Funds in Category					180 / 772		428 / 621		358 / 507		219 / 243				215 / 239
RiverSource Small Company Index Fund	357.50	6/30/2009	1.04	-25.29	50%	-9.90	47%	-1.47	46%	3.93	55%	8/19/1996	5.62	8/22/1996	66%	5.75	-29.59	-11.66	-2.63	3.32	5.14
Lipper Fund Ranking / Total Funds in Category					433 / 763		433 / 763		433 / 763		433 / 763				433 / 763
Seligman Smaller Cap Value Fund	120.00	6/30/2009	1.81	-24.09	39%	-8.33	30%	-2.36	59%	4.32	48%	4/25/1997	5.59	4/25/1997	68%	5.75	-28.45	-10.12	-3.51	3.71	5.08
Lipper Fund Ranking / Total Funds in Category					299 / 772		185 / 621		296 / 507		116 / 243				27 / 39
Small Cap Growth Funds
RiverSource Partners Small Cap Growth Fund (2)	95.20	6/30/2009	2.01	-32.24	81%	-11.39	76%	-3.92	77%			1/24/2001	-4.30	1/24/2001	75%	5.75	-36.14	-13.12	-5.05		-4.97
Lipper Fund Ranking / Total Funds in Category					465 / 578		378 / 498		314 / 412						220 / 294
Seligman Frontier Fund	34.50	6/30/2009	2.06	-25.82	38%	-8.17	39%	-2.88	59%	-1.53	80%	12/10/1984	7.96	12/31/1984	70%	5.75	-30.08	-9.96	-4.03	-2.11	7.70
Lipper Fund Ranking / Total Funds in Category					219 / 578		190 / 498		243 / 412		170 / 214				7 / 9
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	52.80	6/30/2009	1.59	-27.32	65%	-14.28	78%					2/16/2006	-12.95	2/16/2006	80%	5.75	-31.50	-15.96			-14.47
Lipper Fund Ranking / Total Funds in Category					215 / 334		225 / 290								218 / 273

^ Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1) Since inception returns for periods less than one year in length are cumulative.

(2) Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3) RiverSource S&P 500 Index Fund data is for D shares.

Fixed Income Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net Assets	Total Net Assets	Gross Expense	1 year		3 years		5 years		10 years		Fund Inception	Since Inception	Ranking Since		Max. Front Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,235.00	6/30/2009	0.99	0.61	51%	1.86	53%	2.58	57%	3.59	54%	5/7/1979	6.33	5/31/1979	48%	4.75	-4.17	0.22	1.58	3.08	6.16
Lipper Fund Ranking / Total Funds in Category					120 / 238		115 / 218		114 / 202		85 / 157				10 / 20
RiverSource Tax-Exempt Bond Fund	654.00	6/30/2009	0.89	1.53	38%	2.33	40%	2.88	43%	3.80	44%	11/24/1976	5.64	11/30/1976	63%	4.75	-3.29	0.68	1.88	3.30	5.48
Lipper Fund Ranking / Total Funds in Category					89 / 238		86 / 218		86 / 202		69 / 157				5 / 7
Seligman Municipal National Fund	182.80	6/30/2009	0.96	3.58	15%	3.25	17%	3.56	18%	3.97	35%	12/30/1983	6.93	12/31/1983	41%	4.75	-1.34	1.58	2.55	3.46	6.72
Lipper Fund Ranking / Total Funds in Category					34 / 238		37 / 218		35 / 202		55 / 157				13 / 31
Georgia Municipal Debt Funds
Seligman Municipal Georgia Fund	23.60	6/30/2009	1.03	2.20	31%	2.58	39%	2.82	55%	3.73	62%	6/15/1987	5.67	6/30/1987	67%	4.75	-2.66	0.93	1.83	3.23	5.44
Lipper Fund Ranking / Total Funds in Category					7 / 22		8 / 20		11 / 19		11 / 17				2 / 2
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	87.10	6/30/2009	0.96	3.39	53%	3.02	67%	2.82	66%	3.66	78%	11/13/1996	3.76	11/14/1996	81%	3	0.29	1.98	2.19	3.34	3.51
Lipper Fund Ranking / Total Funds in Category					84 / 159		98 / 146		85 / 129		60 / 76				55 / 67
Massachusetts Municipal Debt Funds
Seligman Municipal Massachusetts Fund	59.10	6/30/2009	0.93	3.44	9%	3.77	10%	3.62	18%	4.53	15%	12/30/1983	6.68	12/31/1983	67%	4.75	-1.48	2.10	2.62	4.02	6.48
Lipper Fund Ranking / Total Funds in Category					4 / 45		4 / 40		7 / 38		5 / 34				2 / 2
Maryland Municipal Debt Funds
Seligman Municipal Maryland Fund	35.70	6/30/2009	0.98	5.15	12%	4.19	10%	4.03	4%	4.30	27%	10/1/1985	6.10	10/31/1985	34%	4.75	0.16	2.52	3.02	3.80	5.88
Lipper Fund Ranking / Total Funds in Category					4 / 34		3 / 30		1 / 28		6 / 22				1 / 2
Michigan Municipal Debt Funds
Seligman Municipal Michigan Fund	64.70	6/30/2009	0.93	2.47	15%	2.84	16%	3.04	58%	4.12	30%	7/18/1984	6.85	7/31/1984	50%	4.75	-2.40	1.19	2.04	3.62	6.64
Lipper Fund Ranking / Total Funds in Category					4 / 26		4 / 24		12 / 20		6 / 19				1 / 1
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	311.10	6/30/2009	0.99	3.22	20%	3.15	29%	3.28	49%	3.94	47%	8/18/1986	5.53	8/31/1986	84%	4.75	-1.69	1.49	2.28	3.44	5.30
Lipper Fund Ranking / Total Funds in Category					8 / 39		10 / 34		16 / 32		15 / 31				5 / 5
Seligman Municipal Minnesota Fund	70.10	6/30/2009	0.93	3.94	10%	3.52	20%	3.46	37%	4.11	32%	12/30/1983	6.28	12/31/1983	50%	4.75	-1.00	1.86	2.46	3.60	6.08
Lipper Fund Ranking / Total Funds in Category					4 / 39		7 / 34		12 / 32		10 / 31				1 / 1
Missouri Municipal Debt Funds
Seligman Municipal Missouri Fund	25.50	6/30/2009	0.98	2.91	6%	3.12	7%	3.30	14%	4.21	15%	7/1/1986	5.75	7/31/1986	50%	4.75	-1.98	1.46	2.30	3.71	5.53
Lipper Fund Ranking / Total Funds in Category					1 / 16		1 / 15		2 / 14		2 / 13				1 / 1
North Carolina Municipal Debt Funds
Seligman Municipal North Carolina Fund	14.70	6/30/2009	1.41	4.60	14%	3.77	8%	3.35	30%	4.09	37%	8/27/1990	5.38	8/31/1990	60%	4.75	-0.37	2.10	2.35	3.59	5.11
Lipper Fund Ranking / Total Funds in Category					4 / 29		2 / 25		7 / 23		8 / 21				3 / 4
New Jersey Municipal Debt Funds
Seligman Municipal New Jersey Fund	25.00	6/30/2009	1.26	2.59	17%	2.90	32%	3.17	60%	3.95	46%	2/16/1988	5.57	2/29/1988	80%	4.75	-2.29	1.25	2.17	3.44	5.33
Lipper Fund Ranking / Total Funds in Category					8 / 47		12 / 37		22 / 36		15 / 32				4 / 4
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	54.50	6/30/2009	1.12	1.98	39%	2.57	46%	2.97	49%	3.82	47%	8/18/1986	5.26	8/31/1986	83%	4.75	-2.86	0.92	1.97	3.32	5.03
Lipper Fund Ranking / Total Funds in Category					38 / 97		41 / 90		44 / 90		34 / 72				14 / 16
Seligman Municipal New York Fund	80.20	6/30/2009	0.90	3.26	16%	3.49	14%	3.68	15%	4.49	13%	12/30/1983	6.94	12/31/1983	40%	4.75	-1.64	1.82	2.67	3.98	6.73
Lipper Fund Ranking / Total Funds in Category					15 / 97		12 / 90		13 / 90		9 / 72				2 / 4
Ohio Municipal Debt Funds
Seligman Municipal Ohio Fund	83.40	6/30/2009	0.91	4.89	8%	3.90	18%	3.71	29%	4.28	26%	12/30/1983	6.72	12/31/1983	50%	4.75	-0.09	2.23	2.70	3.78	6.52
Lipper Fund Ranking / Total Funds in Category					3 / 40		7 / 38		10 / 34		8 / 30				1 / 1
Other States Municipal Debt Funds
Seligman Municipal Louisianna Fund	25.20	6/30/2009	0.99	2.57	33%	2.67	45%	3.06	44%	4.04	32%	10/1/1985	6.31	10/31/1985	34%	4.75	-2.30	1.02	2.06	3.53	6.09
Lipper Fund Ranking / Total Funds in Category					50 / 151		63 / 141		58 / 133		38 / 118				2 / 5
Seligman Municipal Oregon Fund	40.10	6/30/2009	0.95	3.26	23%	3.46	18%	3.64	17%	4.36	16%	10/15/1986	5.65	10/31/1986	50%	4.75	-1.65	1.80	2.64	3.85	5.42
Lipper Fund Ranking / Total Funds in Category					34 / 151		25 / 141		22 / 133		18 / 118				4 / 7
Seligman Municipal South Carolina Fund	59.00	6/30/2009	0.91	2.51	35%	3.23	23%	3.63	18%	4.39	14%	6/30/1987	5.95	6/30/1987	37%	4.75	-2.36	1.56	2.63	3.89	5.71
Lipper Fund Ranking / Total Funds in Category					52 / 151		32 / 141		23 / 133		16 / 118				4 / 10
Pennsylvania Municipal Debt Funds
Seligman Municipal Pennsylvania Fund	13.30	6/30/2009	1.50	3.45	4%	3.21	14%	2.98	43%	3.85	43%	7/15/1986	5.87	7/31/1986	50%	4.75	-1.46	1.55	1.98	3.35	5.65
Lipper Fund Ranking / Total Funds in Category					2 / 59		7 / 49		21 / 48		20 / 46				2 / 3

(1)  Since inception returns for periods less than one year in length are cumulative.

Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals and Mining Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in Real Estate Securities may be subject to specific risks, such as risks to general and local economic conditions, and risks to individual properties.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities.

High Yield funds invest in lower-rated bonds which have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax  rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund , the RiverSource U.S. Government Mortgage Fund, the Seligman U.S. Government Securities Fund, and of the Seligman Municipal Funds are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as  much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and  securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments.  See each fund’s prospectus for specific risks that may be associated with the underlying funds.

Information regarding a Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor. Monthly portfolio holdings information does not represent an entire portfolio and, in the aggregate, may only represent a small portion of a Fund’s total holdings. It should not be assumed that any of the securities, transactions or  holdings listed in the links below were or will be profitable.

Fund returns for Seligman Capital Fund prior to September 26, 2002 do not reflect the increased management fee effective on such date. This fee, if reflected, would reduce the performance data quoted for the Fund for such periods. Seligman is waiving all or part of its investment management fee and/or reimbursing Fund expenses for Seligman California High-Yield Municipal Fund, Seligman Florida Municipal Fund,  Seligman Frontier Fund, Seligman Core Fixed Income Fund, Seligman LaSalle Global Real Estate Fund, Seligman LaSalle Monthly Dividend Real Estate Fund, Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund, Seligman TargETFund Core, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045,  Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund, Seligman Asset Allocation Balanced Fund. In addition, from time  to time, Seligman has reimbursed expenses or waived investment management fees of other Seligman Mutual Funds. Seligman may implement or discontinue voluntary expense reimbursements or fee waivers at any time. Absent such reimbursement/waivers, returns would have been lower.

Dividends paid by Seligman LaSalle Monthly Dividend Real Estate Fund generally will be taxable as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The four funds within the Seligman Asset Allocation Series and Seligman TargetHorizon ETF PortfoliosSM invest in the Seligman Mutual Funds (Underlying Seligman Funds) and exchange traded funds (ETFs), respectively, to implement their unique asset allocation strategies. Investments in the underlying Seligman Funds or ETFs involve risk, including the risk of loss of principal. An investor in a Fund within the Seligman Asset Allocation Series or Seligman TargetHorizon ETF PortfoliosSM will indirectly bear the operating expenses of the Underlying Seligman Funds or ETFs, as applicable, in which the Fund invests.  Thus, the expenses borne by the investor will be higher than if he or she invested directly in the Underlying Seligman Funds or ETFs, and the returns may therefore be lower.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Fund Performance & Lipper Ranking

As of June 30, 2009

Source of Data:  Lipper

Important Disclosures - continued

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

RiverSource®, Seligman®, and Threadneedle mutual funds are part of the RiverSource family of funds, and are distributed by RiverSource Fund Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. Threadneedle mutual funds are subadvised by Threadneedle International Limited. RiverSource and Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of  RiverSource Investments.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by Ameriprise Insurance Company or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

[Not all products and all share classes are available through all firms.]

Exhibit B

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Reconciliation Tables

Ameriprise Financial, Inc.

Return on Equity Calculation (1)

Second Quarter 2009

	Return on Equity Calculation for the Twelve Months Ended
(in millions, unaudited)	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009

Return	$854	$586	$(38)	$(99)	$(214)
Ameriprise Financial shareholders’ equity	$7,613	$7,436	$7,120	$6,835	$6,941
Return on Equity	11.2%	7.9%	(0.5)%	(1.4)%	(3.1)%

(1)        Return on equity is calculated using the trailing twelve months income in the numerator and Ameriprise Financial shareholders’ equity, calculated using a five point average of quarter-end equity, in the denominator.

Exhibit C

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

Second Quarter 2009

	Advice & Wealth Management		Asset Management			Annuities			Protection		Corporate
							VA	Market		Market			Junior
	Securities	Integration		Legal	Integration	Securities	Guarantee	Impacts	Securities	Impacts	Securities	Legal	Subordinated Notes
(in millions, unaudited)	Gains/(Losses) (1)	Charges (3)	EITF 04-5 (2)	Expenses (4)	Charges (3)	Gains/(Losses) (1)	Impacts (5)	to DAC/DSIC (6)	Gains/(Losses) (1)	to DAC/DSIC (6)	Gains/(Losses) (1)	Expenses (4)	Repurchase (7)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(8)	—	1	—	—	8	—	—	(1)	—	7	—	—	7
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	(7)	—	—	—	—	—	—	—	—	—	8	1
Total revenues	(8)	—	(7)	—	—	8	—	—	(1)	—	7	—	8	7
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(8)	—	(7)	—	—	8	—	—	(1)	—	7	—	8	7

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	291	(6)	—	—	—	—	—	285
Amortization of deferred acquisition costs	—	—	—	—	—	—	(206)	(33)	—	(6)	—	—	—	(245)
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	16	1	16	9	—	—	—	—	—	—	7	—	49
Total expenses	—	16	1	16	9	—	85	(39)	—	(6)	—	7	—	89
Pretax segment income (loss)	(8)	(16)	(8)	(16)	(9)	8	(85)	39	(1)	6	7	(7)	8	(82)
Less: Net loss attributable to noncontrolling interest	—	—	(8)	—	—	—	—	—	—	—	—	—	—	(8)
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(8)	$(16)	$—	$(16)	$(9)	$8	$(85)	$39	$(1)	$6	$7	$(7)	$8	$(74)

(1)    Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)    In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(3)    Non-recurring integration charges related to J. & W. Seligman & Co. and H&R Block Financial Advisors acquisitions

(4)    Increase in legal expenses

(5)    Variable annuity guarantee impacts include:

$ 360 million net expense related to hedged variable annuity living benefits

$ 255 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

$ 20 million decrease in death and income benefit expenses due to higher equity market valuations

(6)    Decrease in DAC and DSIC amortization related to market

(7)    Gain on the repurchase of certain junior subordinated notes

Ameriprise Financial, Inc.

Disclosed Items

First Quarter 2009

	Advice & Wealth Management		Asset Management			Annuities			Protection		Corporate
							VA	Market		Market	Junior
	Securities	Integration	Securities		Integration	Securities	Guarantee	Impacts	Securities	Impacts	Subordinated Notes
(in millions, unaudited)	Gains/(Losses) (1)	Charges (3)	Gains/(Losses) (1)	EITF 04-5 (2)	Charges (3)	Gains/(Losses) (1)	Impacts (4)	to DAC/DSIC (5)	Gains/(Losses) (1)	to DAC/DSIC (5)	Repurchase (6)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(10)	—	(3)	1	—	20	—	—	8	—	—	16
Premiums	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(12)	—	—	—	—	—	—	50	38
Total revenues	(10)	—	(3)	(11)	—	20	—	—	8	—	50	54
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(10)	—	(3)	(11)	—	20	—	—	8	—	50	54

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(200)	6	—	—	—	(194)
Amortization of deferred acquisition costs	—	—	—	—	—	—	146	35	—	5	—	186
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	12	—	3	7	—	—	—	—	—	—	22
Total expenses	—	12	—	3	7	—	(54)	41	—	5	—	14
Pretax segment income (loss)	(10)	(12)	(3)	(14)	(7)	20	54	(41)	8	(5)	50	40
Less: Net loss attributable to noncontrolling interest	—	—	—	(14)	—	—	—	—	—	—	—	(14)
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(10)	$(12)	$(3)	$—	$(7)	$20	$54	$(41)	$8	$(5)	$50	$54

(1)            Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)            In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(3)            Non-recurring integration charges related to J. & W. Seligman & Co. and H&R Block Financial Advisors acquisitions

(4)            Variable annuity guarantee impacts include:

$267 million net benefit related to hedged variable annuity living benefits

$182 million increase in DAC and DSIC amortization resulting from hedged living benefits offset

$31 million increase in death and income benefit expenses due to lower equity market valuations

(5)            Increase in DAC and DSIC amortization related to market

(6)            Gain on the repurchase of certain junior subordinated notes

Ameriprise Financial, Inc.

Disclosed Items

Second Quarter 2008

	Advice & Wealth Management	Asset Management	Annuities		Protection		Consolidated
	Investment		Investment		Investment		Income
(in millions, unaudited)	Losses (2)	EITF 04-5 (1)	Losses (2)	DAC/DSIC (3)	Losses (2)	DAC/DSIC (3)	Tax (4)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(21)	1	(5)	—	(1)	—	—	(26)
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	(4)	—	—	—	—	—	(4)
Total revenues	(21)	(3)	(5)	—	(1)	—	—	(30)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(21)	(3)	(5)	—	(1)	—	—	(30)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	1	—	—	—	1
Amortization of deferred acquisition costs	—	—	—	9	—	1	—	10
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	2	—	—	—	—	—	2
Total expenses	—	2	—	10	—	1	—	13
Pretax segment loss	(21)	(5)	(5)	(10)	(1)	(1)	—	(43)
Less: Net loss attributable to noncontrolling interest	—	(5)	—	—	—	—	—	(5)
Pretax segment loss excluding net loss attributable to noncontrolling interest	$(21)	$—	$(5)	$(10)	$(1)	$(1)	$—	$(38)

Tax benefit							$27	$27

(1)	In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource
(2)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(3)	Increase in DAC and DSIC amortization related to market
(4)	Exceptional tax adjustments

Exhibit D

Statistical Supplement Package

(unaudited)

Second Quarter 2009

Prior Statistical Supplement Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

(in millions, unaudited)	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009
Total Managed Assets by Type (1)
As previously reported
Equity
Fixed income	$105,586	$84,315	$72,213	$65,609
Money market	112,918	104,118	92,257	94,740
Alternative	13,866	11,888	14,926	11,862
Hybrid and other	10,322	8,440	9,535	9,338
Total managed assets by type	16,492	14,658	10,635	9,601
	$259,184	$223,419	$199,566	$191,150
Current presentation
Equity
Fixed income	$105,586	$84,315	$71,835	$64,559
Money market	112,918	104,118	92,449	95,080
Alternative	13,866	11,888	12,596	10,270
Hybrid and other	10,322	8,440	12,012	11,604
Total managed assets by type	16,492	14,658	10,674	9,637
	$259,184	$223,419	$199,566	$191,150

Asset Management Segment - Domestic (2)
As previously reported
Institutional
Beginning assets	$50,932	$49,442	$43,129	$46,293
Net flows	(887)	(4,106)	482	1,881
Market appreciation (depreciation) and other	(603)	(2,207)	2,682	(220)
Total ending assets	$49,442	$43,129	$46,293	$47,954

Current presentation
Institutional
Beginning assets	$50,932	$49,442	$43,129	$46,293
Net flows	(624)	(4,004)	1,320	2,002
Market appreciation (depreciation) and other	(886)	(2,309)	1,844	(341)
Total ending assets	$49,422	$43,129	$46,293	$47,954

(1)  Change due completing integration of  J. & W. Seligman & Co. managed assets reporting.  See page 13.

(2)  Capital changes (share repurchase, debt repurchase, equity issuance, debt issuance and acquisitions) are moved to Market appreciation and other from Net flows. See page 15.